                                                                   EXHIBIT 10

                                FIRST AMENDMENT
                                       TO
                         AGREEMENT OF PURCHASE AND SALE

         This First Amendment to Agreement of Purchase and Sale (the "First Amendment"), is made and entered into effective as of February 29, 1996, by and between Florafax International, Inc., a Delaware corporation (the "Seller"), St. James Capital Partners, L.P., a Delaware limited partnership ("St. James") and SV Capital Partners, L.P., a Texas limited partnership (SV Capital"). For purposes of this Agreement, the term "Seller" is defined to mean Florafax International, Inc. and each of its subsidiaries, and the term "Purchaser" is defined as St. James and SV Capital, collectively.

         WHEREAS, St. James and Seller entered into an Agreement of Purchase and Sale (the "Agreement") dated to be effective December 29, 1995 pursuant to which (i) St. James purchased a $2,500,000 7% Convertible Promissory Note from Seller, and (ii) St. James purchased 650,000 warrants to purchase shares of Seller's common stock, par value $.01 per share (the "Common Stock");

         WHEREAS, on February 29, 1996 St. James purchased (i) the $2,500,000 7% Convertible Promissory Note and (ii) the 650,000 warrants to purchase Common Stock, all as contemplated by the Agreement;

         WHEREAS, $500,000 of the $2,500,000 purchase price of the $2,500,000 7% Convertible Promissory Note was provided by SV Capital Partners, L.P., a Texas limited partnership ("SV Capital");

         WHEREAS, the purchase price for 130,000 of the 650,000 warrants issued to St. James pursuant to the Agreement was provided by SV Capital;

         WHEREAS, SV Capital has requested that it be made a named party to the Agreement, and that it be issued a $500,000 7% Convertible Promissory Note and 130,000 warrants to reflect its direct ownership of said note and warrants;

         WHEREAS, St. James, SV Capital and Florafax have agreed to enter into this First Amendment to set forth the terms and conditions of the reissuance of: (i) a $2,000,000 7% Convertible Promissory Note to St. James, substantially in the form attached hereto as Exhibit "A" (the "$2,000,000 Note"); (ii) a $500,000 7% Convertible Promissory Note to SV Capital, substantially in the form attached hereto as Exhibit "B" (the "$500,000 Note"); (iii) 520,000 warrants to St. James to purchase Common Stock, substantially in the form attached hereto as Exhibit "C"; and (iv) 130,000 warrants to SV Capital to purchase Common Stock, substantially in the form attached hereto as Exhibit "D". For purposes of this Agreement, the $2,000,000 Note and the $500,000 Note are referred to collectively as the "Note"; and the warrants issued to St. James and SV Capital are referred to collectively as the "Warrants";

         WHEREAS, the Seller desires to issue to the Purchasers, a Security Agreement securing the obligations of Seller under the Note, in the form attached hereto as Exhibit "E" (the "Security Agreement");

         WHEREAS, the Seller and the Purchaser desire to make certain representations, warranties and agreements in connection with the purchase and sale of the Note contemplated hereby;

         WHEREAS, the Seller desires to grant to St. James and SV Capital individually certain registration rights in respect to the shares of Seller's Common Stock that may be acquired on the conversion of the Note or the exercise of the Warrants, which registration rights shall have the terms and be subject to the conditions set forth in the Registration Rights Agreements attached hereto as Exhibits "D" and "E", respectively (the "Registration Rights Agreement"). This First Amendment, the Note, the Security Agreement, the Warrants and the Registration Rights Agreements are collectively referred to as the "Transaction Documents".

         NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein, the parties agree as follows:

                                   ARTICLE 1.

                               Purchase and Sale

         a.               Purchase and Sale of the Note and the Warrants.
                 Subject to the terms of this Agreement, the Seller agrees to and does hereby issue, sell and deliver: the Note and the Warrants on the date hereof (the "Closing Date"), and Purchaser agrees to and does hereby purchase and accept the Note and the Warrants from the Seller on such date.

         b. Consideration for Purchase of the Note. Subject to the terms of this Agreement, the Purchaser paid to the Seller on February 29, 1996, $2,500,000 as the consideration for the purchase of the Notes (the "Note Consideration").

         c. Consideration for Purchase of the Warrants. Subject to the terms of this Agreement, Purchaser paid to the Seller on February 29, 1996, $0.001 per Warrant, as the consideration for the purchase of the Warrants (the "Warrants Consideration"; the Note Consideration and the total Warrants Consideration are collectively referred to as the "Consideration").


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

                                   ARTICLE 2.

                    Representations and Warranties of Seller

         Seller represents and warrants to the Purchaser as follows:

         a. Organization, Standing and Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Seller is licensed and qualified to do business as a foreign corporation in each jurisdiction in which the character of Seller's properties, owned or leased, or the nature of its activities makes such qualification or license necessary, except where failure to be so licensed and qualified would not have a material adverse effect on Seller's business.

         b. Authority; No Defaults. Seller has all requisite corporate power and authority to enter into the Transaction Documents and to carry out its obligations thereunder. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of Seller. The Transaction Documents have been executed and delivered by Seller and constitute the valid and binding obligation of Seller, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery of the Transaction Documents do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in a breach of or the acceleration of any obligation under, or constitute a default or event of default (or event which, with notice or lapse of time or both, would constitute a default) under, any provision of any charter, bylaw, indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, ordinance or regulation, or any restriction to which any property of Seller is subject or by which Seller is bound, the effect of which would be materially adverse to Seller. Seller is not, nor is it alleged to be, in material violation or default of any applicable law, statute, order, rule or regulation promulgated or judgment entered by any court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign (a "Governmental Entity"), relating to or affecting the operation, conduct or ownership of the property or business of Seller.


         c. Approvals. Except for compliance with the provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), the Securities Act of 1933 (the





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

                 "Securities Act") and the blue sky laws of various states, there is no legal impediment to the execution and delivery of the Transaction Documents by Seller or to the consummation of the transactions contemplated thereby, and no filing or registration with, or authorization, consent or approval of, a Governmental Entity, shareholders or any other third party is necessary for the consummation by Seller of the transactions contemplated thereby.

         d. SEC Documents. Seller has made all filings with the Securities and Exchange Commission ("SEC") that it has been required to make under the Securities Act and the Exchange Act since August 31, 1991. Seller has provided to the Purchaser a true, complete and correct copy of Seller's annual report on Form 10-KSB for the fiscal year ended August 31, 1995, together with all amendments thereto, and any and all filings with the SEC made by Seller (including all requested exhibits to such filings) since the filing of said Form 10-KSB (all such documents that have been filed with the SEC, as amended, are referred to as the "Seller SEC Documents"). As of their respective dates, and except as amended, the Seller SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and none of the Seller SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Seller included in the Seller SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q) and fairly present (subject, in the case of the unaudited statements, to normal recurring audit adjustments) the consolidated financial position of Seller as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. Except as set forth in the Seller SEC Documents, since August 31, 1995, (i) there have been no material adverse changes in the Seller's business, operations or financial condition and (ii) Seller's operations have been conducted in the ordinary course of business except as disclosed in writing to the Purchaser.

         e. Litigation. Except as set forth in Seller SEC Documents or set forth in Schedule 2.5, as of the date of this Agreement, there is no suit, action, proceeding or investigation pending or, to the best knowledge of Seller, threatened against or affecting Seller (or any of its respective officers or directors in connection with the business of Seller), nor is there any outstanding judgment, order, writ, injunction or decree against Seller, which judgment would have a material adverse effect on Seller. Seller is not subject to any court order, writ, injunction, decree, settlement agreement or judgment that contains or orders any on-going obligations, whether prohibitory or





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

                 mandatory in nature, the performance of which would have a material adverse effect on Seller.

         f. Capitalization. Seller has authorized capital stock of (a) 18,000,000 shares of Common Stock of which, as of December 31, 1995, there are 6,022,973 shares issued and outstanding, and (b) 600,000 shares of preferred stock, par value $10 per share, ("Preferred Stock"), of which, as of December 31, 1995, 0 are issued and outstanding. All of the issued and outstanding shares of Common Stock were duly and validly issued and are fully paid and non-assessable. None of the outstanding shares of Common Stock have been issued in violation of any preemptive rights of the current or past stockholders of Seller. As of the date hereof, the Seller has reserved for issuance an aggregate of 1,000,000 shares of Common Stock issuable on issuance of stock options to employees, officers, directors and other persons. Except as set forth on Schedule 2.6, or described above in (i) and (ii), and except for shares that may be issued in connection with completed or pending acquisitions, there are no outstanding options, warrants or rights to subscribe for, or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of the capital stock of Seller or contracts, commitments, understandings or arrangements by which Seller is or may be obligated to issue additional shares of its capital stock or options, warrants, or rights to purchase or acquire any additional shares of its capital stock. All of the Common Stock issued on the conversion of the Note or the exercise of the Warrants will be fully paid, non-assessable and free and clear of any preemptive rights and, subject to compliance with the statutes and regulations referred to in Section 2.3, Encumbrances. As used in this Agreement, the term "Encumbrance" means and includes (i) any security interest, mortgage, deed of trust, lien, charge, pledge, proxy, adverse claim, equity, power of attorney, or restriction of any kind, including but not limited to, any restriction or servitude on the use, transfer, receipt of income, or other exercise of any attributes of ownership, other than restrictions imposed by the Securities Act or any state blue sky laws, and (ii) any Uniform Commercial Code financing statement or other public filing, notice or record that by its terms purports to evidence or notify interested parties of any of the matters referred to in clause (i) that has not been terminated or released by another proper public filing, notice or record.

         g. Subsidiaries. Schedule 2.7 sets forth a true, complete and correct list of each subsidiary of Seller, including state or country of organization and address of its principal executive offices. Each subsidiary of Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and authority to own, to lease or to operate its properties and to carry on its business as it is now being conducted and is duly qualified or licensed to do business in each jurisdiction in which the character of its properties, owned or leased, or the nature of its activities makes such qualification or license necessary, unless the failure to be so licensed or qualified





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

                 would not have a material, adverse effect on Seller. Except as set forth in Schedule 2.7, all outstanding shares of capital stock of each subsidiary of Seller were duly and validly issued and are fully paid, nonassessable and owned by Seller or a subsidiary of Seller, free and clear of all Encumbrances. There are no options, warrants or other rights, agreements or commitments (including preemptive rights) obligating Seller or any of its subsidiaries to issue, to sell or to transfer any shares of capital stock or other securities of any subsidiary of Seller.

         h. Liabilities. Except as set forth in Schedule 2.8, Seller has no liabilities or obligations, either accrued, absolute, contingent, or otherwise that have a material adverse effect on the value or business of Seller, and Seller has no knowledge of any potential liability that it reasonably believes would likely result in a material adverse effect on the value or business of the Seller, other than those (a) reflected or reserved against in the unaudited consolidated balance sheet of Seller at November 30, 1995 or disclosed in other Seller SEC Documents or (b) incurred in the ordinary course of business since November 30, 1995.

         i. Licenses, Permits, Authorizations, Etc. Seller holds all approvals, authorizations, consents, licenses, orders, franchises, rights, registrations and permits of any type required to operate its business as presently conducted, except where failure to be so authorized would not have a material adverse effect on Seller's business. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any revocation, cancellation, suspension or modification of any such approval, authorization, consent, license, order, franchise, right, registration or permit.

         j. Title to Assets; Encumbrances. Except as set forth in Schedule 2.10:

                 i. Seller has good and indefeasible title to its assets, whether real, personal or intangible, free and clear of all Encumbrances except (i) as reflected in the Seller SEC Documents, (ii) liens for current taxes and assessments not yet due or being contested in good faith by appropriate proceedings, (iii) mechanic's liens arising under the operation of law for actions contested in good faith or for which payment arrangements have been made, (iv) liens granted or incurred by Seller in the ordinary course of its business or financing of equipment, office space, furniture and computers in the ordinary course of its business, and (v) easements, rights of way, encroachments or other reductions or matters affecting title which do not prevent the assets from being used for the purpose for which they are currently being used;

                 ii. There are no parties in possession of any of the assets of Seller other than personal property held by third parties in the reasonable and ordinary course of business. Seller enjoys full, free and exclusive use and quiet enjoyment





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

                          of its assets and its rights pertaining thereto. Seller enjoys peaceful and undisturbed possession under all leases under which it is a lessee, and each such lease is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

         k. Taxes and Returns. Seller has filed all required tax returns and reports. Seller has paid all taxes, assessments and governmental charges and penalties which it has incurred, except such as are being or may be contested in good faith by appropriate proceedings. Seller is not delinquent in the payment of any tax, assessment or governmental charge. No deficiencies for any taxes have been proposed, asserted, or assessed against Seller, and no requests for waivers of the time to assess any such tax are pending. For the purposes of this Agreement, the term "tax" (including, with correlative meaning, the terms "taxes" and "taxable") shall include all federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, withholding, excise and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts.

         l. Insurance. Each policy of property, fire and casualty, product liability, worker's compensation, professional liability and title insurance and other forms of insurance (except group, health and life policies) and each bond issued or posted by any person with respect to any operations or other activities of Seller is, to the knowledge of Seller, the legal, valid and binding obligation of the insurer or bond issuer, enforceable in accordance with its terms, and is in an amount and provides for coverage as is customary in the ordinary business practices of Seller's industry.

         m. Hazardous Wastes and Substances. Except as set forth in Seller SEC Documents, to the reasonable knowledge of Seller neither the operations of Seller nor the use of its assets violates any applicable federal, state or local law, statute, ordinance, rule, regulation, memorandum of understanding, order or notice requirement pertaining to the collection, transportation, storage, treatment, discharge, release or disposal of hazardous or non-hazardous waste or substances, including without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section Section 9601 et seq.), as amended from time to time on or before the Closing Date ("CERCLA") (including, without limitation, as amended pursuant to the Superfund Amendments and Reauthorization Act of 1986), and such regulations promulgated under CERCLA on or before the Closing Date, (ii) the Resources Conservation and Recovery Act of 1976 (42 U.S.C. Section Section 6901 et seq.), as amended from time to time ("RCRA") on or before the Closing Date, and such regulations promulgated under RCRA, (iii) any applicable federal, state or local laws or regulations relating to the environment in effect on the Closing Date (collectively, the "Applicable Environmental Laws"). Except as set forth in the Seller SEC Documents, none of the operations of Seller has ever been conducted nor





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                 have any of its assets been used in such a manner as to
                 constitute a violation of any of the Applicable Environmental Laws. Except as set forth in Seller SEC Documents, no notice has been served on Seller by any person or Governmental Entity regarding any existing, pending or threatened investigation or inquiry related to violations under any Applicable Environmental Law, or regarding any claims for corrective action, remedial obligations or contribution for removal costs or damages under any Applicable Environmental Law or regarding the designation of Seller or any of its affiliates as a potentially responsible party for any facility under the Applicable Environmental Laws, nor, to the reasonable knowledge of Seller, does any fact or circumstance exist which, if disclosed publicly, would be reasonably likely to result in the service on Seller of any such notice. Except as set forth on Seller SEC Documents, to the reasonable knowledge of Seller, there has been no action taken, or omitted to be taken by Seller which has caused, or would be reasonably likely to cause, a "release" of any "hazardous substance" at any "facility", without limitation, within the meaning of such terms as defined in the Applicable Environmental Laws.

                                   ARTICLE 3.

                  Representations and Warranties of Purchaser

         Purchaser represents and warrants to the Seller as follows:

         a.               Organization, Standing and Qualification.

                                  (a)              SV Capital is a partnership
                                           duly organized, validly existing and
                                           in good standing under the laws of
                                           the State of Texas.

                                  (b)              St. James is a partnership
                                           duly organized, validly existing and
                                           in good standing under the laws of
                                           the State of Delaware.

         b. Authority; No Defaults. Purchaser has all requisite corporate power and authority to enter into the Transaction Documents and to carry out its obligations thereby. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary partnership action on the part of Purchaser.





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

                                   ARTICLE 4.

                                  The Closing

         a. Time and Place. The closing of the reissuance of the Note, the Warrants, and the other Transaction Documents (the "Closing") will take place on March 25, 1996 (the "Closing Date"), at the offices of Porter & Hedges, L.L.P., unless another place is agreed to by the parties.

         b. Conditions to the Obligations of Seller. The obligation of Seller to effect the Closing of the transactions contemplated by this Agreement is subject to St. James delivering, or causing to be delivered, to Seller at the Closing the following:

                 i. $2,500,000 7% Convertible Promissory Note dated February 29, 1996;

                 ii. Warrants to purchase 250,000 shares of Florafax common stock dated December 29, 1995;

                 iii. Warrants to purchase 400,000 shares of Florafax common stock dated February 29, 1996; and

                 iv. Security Agreement by and between St. James and Florafax dated February 29, 1996.

                 v. Registration Rights Agreement by and between St. James and Florafax dated December 29, 1996.

         c. Conditions to the Obligations of St. James. The obligation of St. James to effect the Closing is subject to Seller delivering, or causing to be delivered, to St. James at the Closing the following:

                 i. $2,000,000 7% Convertible Promissory Note dated February 29, 1996;

                 ii. Warrants to purchase 520,000 shares of Florafax common stock dated February 29, 1996;

                 iii. Security Agreement by and between Florafax, St. James and SV Capital dated February 29, 1996 (the "New Security Agreement"); and

                 iv. Registration Rights Agreement by and between Florafax and St. James dated February 29, 1996.





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


         d. Conditions to the Obligation of SV Capital. The obligation of SV Capital to effect the Closing is subject to Seller delivering, or causing to be delivered, to SV Capital at the Closing the following:

                 i.               $500,000 Convertible Promissory Note dated
                                  February 29, 1996;

                 ii.              New Security Agreement;

                 iii. Warrants to purchase 130,000 shares of Florafax common stock dated February 29, 1996; and

                 iv. Registration Rights Agreement by and between Florafax and SV Capital dated February 29, 1996.

                                   ARTICLE 5.

                               General Provisions

         a. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained in this Agreement shall survive the Closing until such time as the Purchaser is no longer the owner of any of the Shares.

         b. Notices. All notices or other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person, transmitted by telecopier (with receipt confirmed) or mailed by registered or certified first class mail, postage prepaid, return receipt requested to the parties hereto at the address set forth below (as the same may be changed from time to time by notice similarly given) or the last known business or residence address of such other person as may be designated by either party hereto in writing.

         (a)     If to Seller:

                 Florafax International, Inc.
                 8075 20th Street
                 Vero Beach, FL  32966
                 Attn:  James H. West





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


         (b)     If to St. James:

                 5599 San Felipe, 3rd Floor
                 Houston, TX 77056

         (c)     If to SV Capital:

                 SV Capital Partners, L.P.
                 200 Concord Plaza, Suite 620
                 San Antonio, Texas 78216
                 Attn:  William H. Wagner

         c. Miscellaneous. This Agreement and the other Transaction Documents (i) constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, (ii) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and is not intended to confer upon any other person any rights or remedies hereunder,
                 (iii) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware and (iv) may be executed in two or more counterparts which when read together shall constitute a single agreement.

         d. Publicity. Seller and Purchaser promptly shall advise and cooperate with the other prior to issuing, or permitting any of its directors, officers, employees or agents to issue, any press release with respect to this Agreement or the explicit transactions contemplated hereby.
                 Notwithstanding the foregoing, without the prior consent of the Purchaser, neither Seller nor any of its directors, officers, employees or agents shall issue any press release which includes the name of the Purchaser or any of the Purchaser' affiliates.

         e. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party.

         f. Schedules. All statements contained in any exhibit, schedule, appendix, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, are an integral part of this Agreement and shall be deemed representations and warranties hereunder.





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

         g. Counterparts. This Agreement may be executed in one or more counterparts, each of which constitutes an original execution and, in the aggregate, constitute a single document.

         h. Effect of First Amendment. The First Amendment and the Note, Warrants and Registration Rights Agreements contemplated hereby are delivered in replacement of the Agreement and the documents contemplated thereby, and supersede the terms of the Agreement and any such previously issued documents.





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


                            SELLER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, Seller has signed this Agreement as of the date first written above.


                                        FLORAFAX INTERNATIONAL, INC.



                                        ________________________________________
                                        James H. West, President





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

                           PURCHASERS' SIGNATURE PAGE

IN WITNESS WHEREOF, Purchaser has signed this Agreement as of the date first written above.



                                        SV CAPITAL PARTNERS, L.P.



                                        ________________________________________
                                        Willliam H. Wagner





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


THE SECURITIES REPRESENTED BY THIS NOTE AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW. THE SECURITIES REPRESENTED BY THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

                          FLORAFAX INTERNATIONAL, INC.
                         7% Convertible Promissory Note


$2,000,000                      Houston, Texas                February 29, 1996


         Florafax International, Inc., a Delaware corporation (hereinafter called the "Company," which term includes any directly or indirectly controlled subsidiaries or successor entities), for value received, hereby promises to pay to St. James Capital Partners, L.P., a Delaware limited partnership (hereinafter called "Holder"), or its registered assigns, the principal sum of Two Million Dollars ($2,000,000) together with accrued interest on the amount of such principal sum, payable in accordance with the terms set forth below.

         THE OBLIGATIONS OF THE COMPANY CONTAINED IN THIS NOTE ARE SUBJECT TO THE TERMS OF A SECURITY AGREEMENT BETWEEN THE COMPANY, THE HOLDER AND SV CAPITAL PARTNERS, L.P. DATED FEBRUARY 29, 1996 (THE "SECURITY AGREEMENT").

                                   ARTICLE 1.

                                  Definitions

         For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires: (i) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated from time to time by the Association of Independent Certified Public Accountants; and (iii) the words "herein" and "hereof" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision.

                 a.               "Board of Directors" means the board of
                          directors of the Company as elected from time to time or any duly authorized committee of that board.

                 b.               "Business Day" means each Monday, Tuesday,
                          Wednesday, Thursday and Friday which is not a day on which banking institutions in Houston, Texas are authorized or obligated by law or executive order to be closed.

                 c.               "Common Stock" means shares of common stock,
                          par value $.01 per share, of the Company.

                 d.               "Company Financial Statements" shall mean
                          those audited financial statements of the Company included in the Company's most recent annual report as filed with the United States Securities and Exchange Commission on Form 10-K, and any amendments thereto.

                 e.               "Conversion Price" means the price per share
                          determined in accordance with Articles IV and V (as adjusted in accordance with the terms of this Note) at which shares of Common Stock shall be delivered to Holder upon conversion of this Note into Common Stock.

                 f.               "Default"  means any event which is, or after
                          notice or passage of time would be, an Event of Default.

                 g.               "Event of Default" has the meaning specified
                          in Section 3.1.

                 h.               "Indebtedness" of any Person means all
                          indebtedness of such Person, whether outstanding on the date of this Note or hereafter created, incurred, assumed or guaranteed, (i) for the principal of, premium on and interest on all debts of the Person whether outstanding on the date of this Note or thereafter created for money borrowed by such Person (including capitalized lease obligations), money borrowed by others (including capitalized lease obligations) and guaranteed, directly or indirectly, by such Person, or purchase money indebtedness, or indebtedness secured by property ("Purchase Money Indebtedness") at the time of the acquisition of such property by such Person, for the payment of which the Person is directly or contingently liable; (ii) for all accrued obligations of the Person in respect of any contract, agreement or instrument imposing an obligation upon the Person to pay over funds; (iii) for all trade debt of the Person; and (iv) for all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the indebtedness referred to in (i), (ii) or (iii) above.

                 i.               "Market Price" for any day, when used with
                          reference to Common Stock, shall mean the price of said Common Stock determined by reference to the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers national market system on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose.

                 j.               "Maturity Date", when used with respect to
                          the Note means February 28, 1997 (or such earlier date upon which the Note become due and payable).

                 k.               "Note" means this 7% Convertible Promissory
                          Note.


                 l.               "Outside Financing" shall be defined as (i)
                          any transaction where the Company sells or transfers its equity or debt securities for cash whether in public or private offerings and (ii) any financing from a bank or other entity acting as a financial institution made to the Company or any Subsidiary other than (x) Purchase Money Indebtedness incurred in the ordinary course of business, and (y) amounts advanced under the terms of the Independent Sales Organization and Merchant Servicing Agreement by and between the Company and Universal Savings Bank, F.A., dated December 31, 1995.

                 m.               "Person" means any individual, corporation,
                          partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 n.               "SEC"  means the United States Securities and
                          Exchange Commission or any other federal agency at the time administering the Securities Act of 1933.

                 o.               "Subsidiary" means a corporation or other
                          entity in which more than 50% of the outstanding voting stock or equity interests is owned or controlled, directly or indirectly, by the Company or any combination of the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other interests which ordinarily has voting power for the election of directors, and equity interests means the right to receive the profits of the entity, when disbursed, or the assets of the entity upon liquidation or dissolution.

                                   ARTICLE 2.

                                    Payments

                 a.               Interest.  From the date of this Note through
                          the Maturity Date, interest shall accrue hereunder on the unpaid outstanding principal sum of this Note at at a rate equal to 7% per annum calculated on the basis of a 360-day year. All past due amounts of principal and interest shall bear interest at 15% per annum calculated on the basis of a 360-day year until paid.

                 b.               Payment of Principal and Interest.  The
                          principal and unpaid interest of this Note shall be due and payable in full on the Maturity Date.

                 c.               Prepayments; Escrow of Funds.

                          i.               At any time before the Maturity
                                  Date, the Company may prepay all or any part of this Note by making a voluntarily deposit of funds into an escrow account for the benefit of Holder and upon terms acceptable to the Holder (the "Escrow Account") to be applied towards payment of the amount of the principal and accrued interest due under this Note (the "Outstanding Balance"). The Company shall provide notice of such deposit to the Holder (the "Escrow Notice").

                          ii.              Immediately upon the closing of an
                                  Outside Financing, the Company will deposit an amount into the Escrow Account equal to the lesser of (i) the net proceeds received by the Company or any Subsidiary from such Outside Financing; or (ii) the amount required to make the total funds in the Escrow Account (the "Escrow Balance") equal the Outstanding Balance. The Company shall transmit notice of such Outside Financing (the "Financing Notice") within one business day of the closing of the Outside Financing. Upon the closing of each subsequent Outside Financing, additional deposits into the Escrow Account shall be made in accordance with this section.

                          iii.             Upon the deposit of any funds into
                                  the Escrow Account, such funds shall be
                                  allocated toward the payment of accrued
                                  interest on the date of such deposit and any balance shall be allocated to prepayment of the outstanding principal of the Note on the date of such deposit. Principal to which funds have been allocated in the Escrow Account shall cease accruing interest under the Note on the date of such deposit and shall be prepaid 10 Business Days after receipt of notice of such deposit by the Holder. The Company will transmit notice to the Holder within one business day of such deposit. Ten (10) Business Days after receipt of such notice by the Holder, any amount of funds in the Escrow Account attributable to a portion of the Note which was converted into Common Stock, as contemplated by Section 4.1 hereof, will be disbursed to the Company and the remainder will be disbursed to the Holder.

                 d.               Manner of Payment upon Maturity.  At
                          maturity, payment of principal and interest on this Note will be made by delivery of checks to Holder at its address as set forth in this Note or wire transfers pursuant to instructions from Holder. If the date upon which the payment of principal and interest is required to be made pursuant to this Note occurs other than on a Business Day, then such payment of principal and interest shall be made on the next occurring Business Day following said payment date and shall include interest through said next occurring Business Day.


                                   ARTICLE 3.

                                    Remedies

                 a.               Events of Default.  An "Event of Default"
                          occurs if:

                          i.               the Company defaults in the payment
                                  or a mandatory prepayment by deposit of funds into escrow of the principal or interest of the Note when such principal or interest becomes due and payable; or

                          ii.              the Company defaults in the
                                  performance of any covenant made by the
                                  Company, and such default remains uncured for a period of 30 days in (i) the First Amendment to Agreement of Purchase and Sale by and between the Company and the Holder dated as of February 29, 1996 (the "Purchase Agreement"), (ii) the Common Stock Purchase Warrants issued by the Company to the Holder (the "Warrants"); (iii) the Registration Rights Agreement dated as of February 29, 1996 by and between the Company and the Holder (the "Registration Rights Agreement");
                                  (iv) the Security Agreement; or (v) this
                                  Note, provided that a default in the
                                  performance of any covenant in Sections 8(a), 8(c), 8(d), 8(e), 8(f), 8(h), 8(i), 8(j),
                                  8(k), 8(l), 8(m) or 8(n) of the Security
                                  Agreement; or Section 6.1 of this Note shall be an event of Default immediately upon occurrence; or

                          iii.             any representation or warranty made
                                  by the Company in the Purchase Agreement, the Warrants, the Registration Rights Agreement, this Note or in any certificate furnished by the Company in connection with the consummation of the transaction contemplated thereby, is untrue in any material respect as of the date of making thereof; or

                          iv.              the Company defaults in the payment
                                  when due (whether by lapse of time, by
                                  declaration, by call for redemption or
                                  otherwise) of the principal of or interest on any Indebtedness of the Company (other than the Indebtedness evidenced by the Note or good-faith disputes with trade creditors) having an aggregate principal amount in excess of $100,000 and such default remains uncured for a period of 15 days; or

                          v.               a court of competent jurisdiction
                                  enters a final and non-appealable judgment or judgments against the Company or any property or assets of the Company for the payment of money aggregating $100,000 or more in excess of applicable insurance coverage; or

                          vi.              a court of competent jurisdiction
                                  enters (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company or ordering the winding up or liquidation of the affairs of the Company; or

                          vii.             the Company: (i) commences a
                                  voluntary case or proceeding under any
                                  applicable federal or state bankruptcy,
                                  insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent; (ii) files a petition, answer or consent seeking reorganization or similar relief under any applicable federal or state law; (iii) makes an assignment for the benefit of creditors; or (iv) admits in writing its inability to pay its debts generally as they become due; or

                          viii.            any person or group (within the
                                  meaning of Section 13(d) of the Securities
                                  Exchange Act of 1934) becomes the beneficial owner of 25% or more of the total voting power of the Company and was not the beneficial owner of 25% or more of the total voting power of the Company as of the date of this Note;

                          ix.              the Company: (i) merges or
                                  consolidates with or into any other Person, unless the Company is the surviving or acquiring party; (ii) the Company dissolves or liquidates; or (iii) the Company sells all or any substantial portion of its assets.

                 b.               Acceleration of Maturity.  This Note and all
                          accrued interest shall (i) automatically become immediately due and payable if an Event of Default described in Sections 3.1.6, 3.1.7, 3.1.8 or 3.1.9 occurs, and (ii) become immediately due and payable at the option of the Holder in its sole discretion if any other Event of Default occurs.

                                   ARTICLE 4.

                               Conversion of Note

                 a.               Conversion Privilege and Conversion Price.
                          Subject to and upon compliance with the provisions of this Article, at the option of Holder, all or any part of this Note may be converted at any time, at the amount of principal and accrued interest hereof, into fully paid and nonassessable shares of Common Stock (the "Shares"), calculated as to each conversion to the nearest 1/100 of a share at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price shall be initially $1.25 per share of Common Stock. The principal amount of this Note shall be reduced by the amount so converted as if payment or prepayment in such amount has occurred.

                 b.               Mandatory Conversion.  If, at any time: (i)
                          the Market Price of the Company's common stock for each of the previous 20 consecutive trading days shall be $3.00 or more and (ii) the average daily trading volume for such 20-day period shall be at least 25,000 shares, then, upon ten days notice from the Company to the Holder, the Note shall be converted into Common Stock in accordance with the procedure described in Section 4.1 at the Conversion Price in effect on the date of said conversion.

                                   ARTICLE 5.

                         Adjustment of Conversion Price

                 a.               Anti-Dilution Provisions.  The Conversion
                          Price shall be subject to adjustment from time to time as provided herein. Upon each adjustment of the Conversion Price, the holder of this Note shall thereafter be entitled to purchase, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

                 b.               Adjustment of Conversion Price Upon Issuance
                          of Common Stock.

                          i.               If and whenever after the date
                                  hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Conversion Price, the Conversion Price shall be reduced (but not increased, except as otherwise specifically provided herein), to the price (calculated to the nearest one-tenth of a cent) determined by dividing (x) an amount equal to the sum of (1) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price plus (2) the consideration received by the Company upon such issue or sale by (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale.

                          ii.              No adjustment shall be made in the
                                  Conversion Price in the event that the
                                  Company issues, in one or more transactions,
                                  (i) Common Stock upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan, in each case approved by the Board of Directors, provided that the aggregate number of shares of Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number of such shares of Common Stock that are issuable under currently effective employee plans and agreements, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan; (ii) Common Stock upon conversion of this Note or exercise of the Warrants; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof; or
                                  (iv) Common Stock issued as consideration in acquisitions. In addition, for purposes of calculating any adjustment of the Conversion Price, all of the shares of Common Stock issuable pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

                          iii.             In case at any time after the date
                                  hereof the Company shall in any manner grant
                                  (whether directly or by assumption in a
                                  merger or otherwise) any rights to subscribe for or to purchase Common Stock or any options, except for options issued to officers, directors or employees of the Company pursuant to a stock option plan in effect as of the date hereof, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan, for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Conversion Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Conversion Price specified herein. Except as provided herein, no further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                          iv.              If: (i) the purchase price provided
                                  for in any right or option, (ii) the
                                  additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than by reason of provisions designed to protect against dilution), the Conversion Price then in effect shall be decreased to the Conversion Price that would have been in effect had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate at the time initially issued.

                          v.               In case at any time Common Stock or
                                  Convertible Securities or any rights or
                                  options to purchase Common Stock or
                                  Convertible Securities shall be issued or sold for cash, the total amount of cash consideration shall be deemed to be the amount received by the Company. If at any time any

                                  Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. If at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued without consideration.

                          vi.              In the case the Company shall take a
                                  record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or
                                  (ii) to subscribe for or purchase Common
                                  Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                          vii.             The number of shares of Common Stock
                                  outstanding at any given time shall not
                                  include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

                 c.               Stock Dividends.  In case the Company shall
                          declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                 d.               Stock Splits and Reverse Splits.  In the
                          event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares into which this Note may be converted immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares into which this Note may be converted immediately prior to such combination shall be proportionately reduced.

                 e.               Reorganizations and Asset Sales.  If any
                          capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that holders of Common Stock shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

                          i.               As a condition of such
                                  reorganization, reclassification,
                                  consolidation, merger, share exchange, sale, transfer or other disposition, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Note, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Note.

                          ii.              In the event of a merger, share
                                  exchange or consolidation of the Company with or into another Person as a result of which a number of shares of common stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Conversion Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

                          iii.             The Company shall not effect any
                                  such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the Holder hereof at the last address of such Holder appearing on the books of the Company the obligation to deliver to such Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the Holder hereof, such Successor Person will issue a new Note revised to reflect the modifications in this Note effected pursuant to this Section 5.5.

                          iv.              If a purchase, tender or exchange
                                  offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the conversion of the Note either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

                 f.               Adjustment for Asset Distribution.  If the
                          Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Conversion Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

                 g.               De Minimis Adjustments.  No adjustment in the
                          number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon conversion of the Note and no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least $.01 in the Conversion Price; provided, however, that any adjustments which are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

                 h.               Notice of Adjustment.  Whenever the
                          Conversion Price or the number of Shares issuable upon the conversion of the Note shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Conversion Price and the adjusted number of Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Conversion Price and the adjusted number of Shares issuable upon the conversion of the Note or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the Holder hereof copies of such Officer's Certificate together with a notice stating that the Conversion Price and the number of Shares purchasable upon conversion of the Note have been adjusted and setting forth the adjusted Conversion Price and the adjusted number of Shares purchasable upon conversion of the Note.

                 i.               Notifications to Holders.  In case at any
                          time the Company proposes:

                                  (i)      to declare any dividend upon its
                          Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

                                  (ii)     to offer for subscription pro rata
                          to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

                                  (iii)    to effect any capital
                          reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

                                  (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the holder hereof (a) at least 10 days (but not more than 90 days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days (but not more than 90 days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

                 j.               Company to Prevent Dilution.  If any event or
                          condition occurs as to which other provisions of this Article are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Note evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Note, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Conversion Price and the number of Shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to this Article except in the event of a combination of shares.

                                   ARTICLE 6.

                                   Covenants

         The Company covenants and agrees that, so long as this Note is outstanding:

                 a.               Payment of Principal and Accrued Interest.
                          The Company will duly and punctually pay or cause to be paid the principal sum of this Note, together with interest accrued thereon from the date hereof to the date of payment, in accordance with the terms hereof.

                 b.               Corporate Existence.  The Company will do or
                          cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if it shall reasonably determine that the preservation thereof is no longer desirable in the conduct of its business.

                 c.               Taxes; Claims; etc.  The Company will
                          promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its properties, real, personal, or mixed, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof, and which lien or charges will have a material adverse effect on the business of the Company; provided, however, that the Company shall not be required to pay or cause to be paid any such tax, assessment, charge, levy, or claim prior to institution of foreclosure proceedings if the validity thereof shall concurrently be contested in good faith by appropriate proceedings and if the Company shall have established reserves deemed by the Company adequate with respect to such tax, assessment, charge, levy, or claim.

                 d.               Maintenance of Existence and Properties.  The
                          Company will, and will cause each Subsidiary to, keep its material properties in good repair, working order, and condition, ordinary wear and tear excepted, so that the business carried on may be properly conducted at all times in accordance with prudent business management.

                 e.               SEC Reports.  The Company will deliver to the
                          Holder within 20 days after it files them with the SEC, copies of its annual and quarterly reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company will timely comply with its reporting and filing obligations under the applicable federal securities laws.

                 f.               Notice of Defaults.  The Company will
                          promptly notify the Holder in writing of the occurrence of (i) any Event of Default under this Note, and (ii) any event of default (or if any event of default would result upon any payment with respect to this Note) with respect to any Indebtedness as such event of default is defined therein or in the instrument under which it is outstanding, permitting holders to accelerate the maturity of such Indebtedness.

                 g.               Mergers and Acquisitions.  Without the
                          consent of the Holder the Company or any Subsidiary will not dissolve, liquidate, consolidate or merge with or sell or transfer all or a substantial portion of its assets to any Person.

                 h.               Compliance with Laws.  The Company will
                          promptly comply with all laws, ordinances and governmental rules and regulations to which it is subject.

                                   ARTICLE 7.

                                 Miscellaneous

                 a.               Collection Fees.  If this Note is placed in
                          the hands of an attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company hereby undertakes to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorney's fees of Holder.

                 b.               Consent to Amendments.  This Note may be
                          amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company shall obtain the written consent to such amendment, action or omission to act from the holders of a majority of the aggregate principal amount of the Note.

                 c.               Benefits of Note.  Nothing in this Note,
                          express or implied, shall give to any Person, other than the Company, Holder, and their successors any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.

                 d.               Successors and Assigns.  All covenants and
                          agreements in this Note contained by or on behalf of the Company and the Holder shall bind and inure to the benefit of the respective successors and assigns of the Company and the Holder.

                 e.               Restrictions on Transfer.  Subject to the
                          provisions of this Section, this Note is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person.

                 f.               Notice; Address of Parties.  Except as
                          otherwise provided, all communications to the Company or Holder provided for herein or with reference to this Note shall be deemed to have been sufficiently given or served for all purposes on the third business day after being sent as certified or registered mail, postage and charges prepaid, to the following addresses: if to the Company: Florafax International, Inc., 8075 20th Street, Vero Beach, FL 32966, Attn: James H. West, or at any other address designated by the Company in writing to Holder; if to
                          Holder: St. James Capital Partners, L.P., 5599 San Felipe, Suite 301, Houston, Texas 77056, Attn: John
                          L. Thompson, or at any other address designated by Holder to the Company in writing.

                 g.               Separability Clause.  In case any provision
                          in this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby; provided, however, such construction does not destroy the essence of the bargain provided for hereunder.

                 h.               Governing Law.  This Note shall be governed
                          by, and construed in accordance with, the internal laws of the State of Delaware (without regard to principles of choice of law).

                 i.               Usury.  It is the intention of the parties
                          hereto to conform strictly to the applicable laws of the State of Delaware and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money (referred to as "Applicable Law"). The Holder shall have no right to claim, to charge or to receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by Applicable Law. Determination of the rate of interest for the purpose of determining whether this
                          Note is usurious under Applicable Law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest (referred to in this Section as "Interest") at any time contracted for, charged or received from the Company in connection with this Note. Any Interest contracted for, charged or received in excess of the maximum rate allowed by Applicable Law shall be deemed a result of a mathematical error and a mistake. If this Note is paid in part prior to the end of the full stated term of this Note and the Interest received for the actual period of existence of this Note exceeds the maximum rate allowed by Applicable Law, Holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or in the event that it has been accelerated prior to maturity, Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by Applicable Law for contracting for, charging or receiving Interest in excess of the maximum rate allowed by Applicable Law. Any such excess which is unpaid shall be canceled.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on the date first above written.


                                           FLORAFAX INTERNATIONAL, INC.



                                           -----------------------------------
                                           James H. West, President

THE SECURITIES REPRESENTED BY THIS NOTE AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW. THE SECURITIES REPRESENTED BY THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

                          FLORAFAX INTERNATIONAL, INC.
                         7% Convertible Promissory Note


$500,000                         Houston, Texas               February 29, 1996



         Florafax International, Inc., a Delaware corporation (hereinafter called the "Company," which term includes any directly or indirectly controlled subsidiaries or successor entities), for value received, hereby promises to pay to SV Capital Partners, L.P., a Texas limited partnership (hereinafter called "Holder"), or its registered assigns, the principal sum of Five Hundred Thousand Dollars ($500,000) together with accrued interest on the amount of such principal sum, payable in accordance with the terms set forth below.

         THE OBLIGATIONS OF THE COMPANY CONTAINED IN THIS NOTE ARE SUBJECT TO THE TERMS OF A SECURITY AGREEMENT BETWEEN THE COMPANY, ST. JAMES CAPITAL PARTNERS, L.P. AND THE HOLDER DATED FEBRUARY 29, 1996 (THE "SECURITY AGREEMENT").

                                   ARTICLE I

                                  Definitions

         For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires: (i) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as promulgated from time to time by the Association of Independent Certified Public Accountants; and (iii) the words "herein" and "hereof" and other words of similar import refer to this Note as a whole and not to any particular Article, Section or other subdivision.

         1.1 "Board of Directors" means the board of directors of the Company as elected from time to time or any duly authorized committee of that board.

         1.2 "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Houston, Texas are authorized or obligated by law or executive order to be closed.

         1.3 "Common Stock" means shares of common stock, par value $.01 per share, of the Company.

         1.4 "Company Financial Statements" shall mean those audited financial statements of the Company included in the Company's most recent annual report as filed with the United States Securities and Exchange Commission on Form 10-K, and any amendments thereto.

         1.5 "Conversion Price" means the price per share determined in accordance with Articles IV and V (as adjusted in accordance with the terms of this Note) at which shares of Common Stock shall be delivered to Holder upon conversion of this Note into Common Stock.

         1.6 "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

         1.7     "Event of Default" has the meaning specified in Section 3.1.

         1.8 "Indebtedness" of any Person means all indebtedness of such Person, whether outstanding on the date of this Note or hereafter created, incurred, assumed or guaranteed, (i) for the principal of, premium on and interest on all debts of the Person whether outstanding on the date of this Note or thereafter created for money borrowed by such Person (including capitalized lease obligations), money borrowed by others (including capitalized lease obligations) and guaranteed, directly or indirectly, by such Person, or purchase money indebtedness, or indebtedness secured by property ("Purchase Money Indebtedness") at the time of the acquisition of such property by such Person, for the payment of which the Person is directly or contingently liable;
(ii) for all accrued obligations of the Person in respect of any contract, agreement or instrument imposing an obligation upon the Person to pay over funds; (iii) for all trade debt of the Person; and (iv) for all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any of the indebtedness referred to in (i), (ii) or (iii) above.

         1.9 "Market Price" for any day, when used with reference to Common Stock, shall mean the price of said Common Stock determined by reference to the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers national market system on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose.

         1.10 "Maturity Date", when used with respect to the Note means February 28, 1997 (or such earlier date upon which the Note become due and payable).

         1.11    "Note" means this 7% Convertible Promissory Note.


         1.12 "Outside Financing" shall be defined as (i) any transaction where the Company sells or transfers its equity or debt securities for cash whether in public or private offerings and (ii) any financing from a bank or other entity acting as a financial institution made to the Company or any Subsidiary other than (x) Purchase Money Indebtedness incurred in the ordinary course of business, and (y) amounts advanced under the terms of the Independent Sales Organization and Merchant Servicing Agreement by and between the Company and Universal Savings Bank, F.A., dated December 31, 1995.

         1.13 "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         1.14 "SEC" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933.

         1.15 "Subsidiary" means a corporation or other entity in which more than 50% of the outstanding voting stock or equity interests is owned or controlled, directly or indirectly, by the Company or any combination of the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other interests which ordinarily has voting power for the election of directors, and equity interests means the right to receive the profits of the entity, when disbursed, or the assets of the entity upon liquidation or dissolution.

                                   ARTICLE II

                                    Payments

         2.1 Interest. From the date of this Note through the Maturity Date, interest shall accrue hereunder on the unpaid outstanding principal sum of this Note at at a rate equal to 7% per annum calculated on the basis of a 360-day year. All past due amounts of principal and interest shall bear interest at 15% per annum calculated on the basis of a 360-day year until paid.

         2.2 Payment of Principal and Interest. The principal and unpaid interest of this Note shall be due and payable in full on the Maturity Date.

         2.3     Prepayments; Escrow of Funds.

                 2.3.1. At any time before the Maturity Date, the Company may prepay all or any part of this Note by making a voluntarily deposit of funds into an escrow account for the benefit of Holder and upon terms acceptable to the Holder (the "Escrow Account") to be applied towards payment of the amount of the principal and accrued interest due under this Note (the "Outstanding Balance"). The Company shall provide notice of such deposit to the Holder (the "Escrow Notice").

                 2.3.2. Immediately upon the closing of an Outside Financing, the Company will deposit an amount into the Escrow Account equal to the lesser of (i) the net proceeds received by the Company or any Subsidiary from such Outside Financing; or (ii) the amount required to make the total funds in the Escrow Account (the "Escrow Balance") equal the Outstanding Balance. The Company shall transmit notice of such Outside Financing (the "Financing Notice") within one business day of the closing of the Outside Financing. Upon the closing of each subsequent Outside Financing, additional deposits into the Escrow Account shall be made in accordance with this section.

                 2.3.3. Upon the deposit of any funds into the Escrow Account, such funds shall be allocated toward the payment of accrued interest on the date of such deposit and any balance shall be allocated to prepayment of the outstanding principal of the Note on the date of such deposit. Principal to which funds have been allocated in the Escrow Account shall cease accruing interest under the Note on the date of such deposit and shall be prepaid 10 Business Days after receipt of notice of such deposit by the Holder. The Company will transmit notice to the Holder within one business day of such deposit. Ten (10) Business Days after receipt of such notice by the Holder, any amount of funds in the Escrow Account attributable to a portion of the Note which was converted into Common Stock, as contemplated by Section 4.1 hereof, will be disbursed to the Company and the remainder will be disbursed to the Holder.

         2.4 Manner of Payment upon Maturity. At maturity, payment of principal and interest on this Note will be made by delivery of checks to Holder at its address as set forth in this Note or wire transfers pursuant to instructions from Holder. If the date upon which the payment of principal and interest is required to be made pursuant to this Note occurs other than on a Business Day, then such payment of principal and interest shall be made on the next occurring Business Day following said payment date and shall include interest through said next occurring Business Day.


                                  ARTICLE III

                                    Remedies

         3.1     Events of Default.  An "Event of Default" occurs if:

                 3.1.1. the Company defaults in the payment or a mandatory prepayment by deposit of funds into escrow of the principal or interest of the Note when such principal or interest becomes due and payable; or

                 3.1.2. the Company defaults in the performance of any covenant made by the Company, and such default remains uncured for a period of 30 days in (i) the First Amendment to Agreement of Purchase and Sale by and between the Company and the Holder dated as of February 29, 1996 (the "Purchase Agreement"), (ii) the Common Stock Purchase Warrants issued by the Company to the Holder (the "Warrants"); (iii) the Registration Rights Agreement dated as of February 29, 1996 by and between the Company and the Holder (the "Registration Rights Agreement"); (iv) the Security Agreement; or (v) this Note, provided that a default in the performance of any covenant in Sections 8(a), 8(c), 8(d), 8(e), 8(f), 8(h), 8(i), 8(j), 8(k), 8(l), 8(m) or 8(n) of the
Security Agreement; or Section 6.1 of this Note shall be an event of Default immediately upon occurrence; or

                 3.1.3. any representation or warranty made by the Company in the Purchase Agreement, the Warrants, the Registration Rights Agreement, this Note or in any certificate furnished by the Company in connection with the consummation of the transaction contemplated thereby, is untrue in any material respect as of the date of making thereof; or

                 3.1.4. the Company defaults in the payment when due (whether by lapse of time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Indebtedness of the Company (other than the Indebtedness evidenced by the Note or good-faith disputes with trade creditors) having an aggregate principal amount in excess of $100,000 and such default remains uncured for a period of 15 days; or

                 3.1.5. a court of competent jurisdiction enters a final and non-appealable judgment or judgments against the Company or any property or assets of the Company for the payment of money aggregating $100,000 or more in excess of applicable insurance coverage; or

                 3.1.6. a court of competent jurisdiction enters (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company or ordering the winding up or liquidation of the affairs of the Company; or

                 3.1.7. the Company: (i) commences a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent; (ii) files a petition, answer or consent seeking reorganization or similar relief under any applicable federal or state law; (iii) makes an assignment for the benefit of creditors; or (iv) admits in writing its inability to pay its debts generally as they become due; or

                 3.1.8. any person or group (within the meaning of Section 13(d) of the Securities

Exchange Act of 1934) becomes the beneficial owner of 25% or more of the total voting power of the Company and was not the beneficial owner of 25% or more of the total voting power of the Company as of the date of this Note;

                 3.1.9. the Company: (i) merges or consolidates with or into any other Person, unless the Company is the surviving or acquiring party; (ii) the Company dissolves or liquidates; or (iii) the Company sells all or any substantial portion of its assets.

         3.2 Acceleration of Maturity. This Note and all accrued interest shall (i) automatically become immediately due and payable if an Event of Default described in Sections 3.1.6, 3.1.7, 3.1.8 or 3.1.9 occurs, and (ii) become immediately due and payable at the option of the Holder in its sole discretion if any other Event of Default occurs.

                                   ARTICLE IV

                               Conversion of Note

         4.1 Conversion Privilege and Conversion Price. Subject to and upon compliance with the provisions of this Article, at the option of Holder, all or any part of this Note may be converted at any time, at the amount of principal and accrued interest hereof, into fully paid and nonassessable shares of Common Stock (the "Shares"), calculated as to each conversion to the nearest 1/100 of a share at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price shall be initially $1.25 per share of Common Stock. The principal amount of this Note shall be reduced by the amount so converted as if payment or prepayment in such amount has occurred.

         4.2 Mandatory Conversion. If, at any time: (i) the Market Price of the Company's common stock for each of the previous 20 consecutive trading days shall be $3.00 or more and (ii) the average daily trading volume for such 20-day period shall be at least 25,000 shares, then, upon ten days notice from the Company to the Holder, the Note shall be converted into Common Stock in accordance with the procedure described in Section 4.1 at the Conversion Price in effect on the date of said conversion.

                                   ARTICLE V

                         Adjustment of Conversion Price

         5.1 Anti-Dilution Provisions. The Conversion Price shall be subject to adjustment from time to time as provided herein. Upon each adjustment of the Conversion Price, the holder of this Note shall thereafter be entitled to purchase, at the Conversion Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Conversion Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Conversion Price resulting from such adjustment.

         5.2     Adjustment of Conversion Price Upon Issuance of Common Stock.

                 5.2.1. If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Conversion Price, the Conversion Price shall be reduced (but not increased, except as otherwise specifically provided herein), to the price (calculated to the nearest one-tenth of a cent) determined by dividing (x) an amount equal to the sum of (1) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price plus (2) the consideration received by the Company upon such issue or sale by (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale.

                 5.2.2. No adjustment shall be made in the Conversion Price in the event that the Company issues, in one or more transactions, (i) Common Stock upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan, in each case approved by the Board of Directors, provided that the aggregate number of shares of Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number of such shares of Common Stock that are issuable under currently effective employee plans and agreements, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan; (ii) Common Stock upon conversion of this Note or exercise of the Warrants; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof; or (iv) Common Stock issued as consideration in acquisitions. In addition, for purposes of calculating any adjustment of the Conversion Price, all of the shares of Common Stock issuable pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

                 5.2.3. In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase Common Stock or any options, except for options issued to officers, directors or employees of the Company pursuant to a stock option plan in effect as of the date hereof, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan, for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by
(ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Conversion Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Conversion Price specified herein. Except as provided herein, no further adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                 5.2.4. If: (i) the purchase price provided for in any right or option, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than by reason of provisions designed to protect against dilution), the Conversion Price then in effect shall be decreased to the Conversion Price that would have been in effect had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate at the time initially issued.

                 5.2.5. In case at any time Common Stock or Convertible Securities or any rights or options to purchase Common Stock or Convertible Securities shall be issued or sold for cash, the total amount of cash consideration shall be deemed to be the amount received by the Company. If at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. If at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued without consideration.

                 5.2.6. In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                 5.2.7. The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

         5.3 Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

         5.4 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares into which this Note may be converted immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares into which this Note may be converted immediately prior to such combination shall be proportionately reduced.

         5.5 Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that holders of Common Stock shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

                 5.5.1. As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the terms and conditions specified in this Note, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Conversion Price and of the number of Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Note.

                 5.5.2. In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of common stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Conversion Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

                 5.5.3. The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the Holder hereof at the last address of such Holder appearing on the books of the Company the obligation to deliver to such Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the Holder hereof, such Successor Person will issue a new Note revised to reflect the modifications in this Note effected pursuant to this Section 5.5.

                 5.5.4. If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the conversion of the Note either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

         5.6 Adjustment for Asset Distribution. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Conversion Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

         5.7 De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon conversion of the Note and no adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least $.01 in the Conversion Price; provided, however, that any adjustments which are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

         5.8 Notice of Adjustment. Whenever the Conversion Price or the number of Shares issuable upon the conversion of the Note shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Conversion Price and the adjusted number of Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Conversion Price and the adjusted number of Shares issuable upon the conversion of the Note or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the Holder hereof copies of such Officer's Certificate together with a notice stating that the Conversion Price and the number of Shares purchasable upon conversion of the Note have been adjusted and setting forth the adjusted Conversion Price and the adjusted number of Shares purchasable upon conversion of the Note.

         5.9 Notifications to Holders. In case at any time the Company proposes:

                          (i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

                          (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

                          (iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

                          (iv)    to effect a voluntary or involuntary
                 dissolution, liquidation or winding up of the Company, then, in any one or more of such cases, the Company shall give the holder hereof (a) at least 10 days (but not more than 90 days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days (but not more than 90 days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

         5.10 Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this Article are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Note evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Note, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Conversion Price and the number of Shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to this Article except in the event of a combination of shares.

                                   ARTICLE VI

                                   Covenants

         The Company covenants and agrees that, so long as this Note is outstanding:

         6.1 Payment of Principal and Accrued Interest. The Company will duly and punctually pay or cause to be paid the principal sum of this Note, together with interest accrued thereon from the date hereof to the date of payment, in accordance with the terms hereof.

         6.2 Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if it shall reasonably determine that the preservation thereof is no longer desirable in the conduct of its business.

         6.3 Taxes; Claims; etc. The Company will promptly pay and discharge all lawful taxes, assessments, and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its properties, real, personal, or mixed, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof, and which lien or charges will have a material adverse effect on the business of the Company; provided, however, that the Company shall not be required to pay or cause to be paid any such tax, assessment, charge, levy, or claim prior to institution of foreclosure proceedings if the validity thereof shall concurrently be contested in good faith by appropriate proceedings and if the Company shall have established reserves deemed by the Company adequate with respect to such tax, assessment, charge, levy, or claim.

         6.4 Maintenance of Existence and Properties. The Company will, and will cause each Subsidiary to, keep its material properties in good repair, working order, and condition, ordinary wear and tear excepted, so that the business carried on may be properly conducted at all times in accordance with prudent business management.

         6.5 SEC Reports. The Company will deliver to the Holder within 20 days after it files them with the SEC, copies of its annual and quarterly reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company will timely comply with its reporting and filing obligations under the applicable federal securities laws.

         6.6 Notice of Defaults. The Company will promptly notify the Holder in writing of the occurrence of (i) any Event of Default under this Note, and (ii) any event of default (or if any event of default would result upon any payment with respect to this Note) with respect to any Indebtedness as such event of default is defined therein or in the instrument under which it is outstanding, permitting holders to accelerate the maturity of such Indebtedness.

         6.7 Mergers and Acquisitions. Without the consent of the Holder the Company or any Subsidiary will not dissolve, liquidate, consolidate or merge with or sell or transfer all or a substantial portion of its assets to any Person.

         6.8 Compliance with Laws. The Company will promptly comply with all laws, ordinances and governmental rules and regulations to which it is subject.

                                  ARTICLE VII

                                 Miscellaneous

         7.1 Collection Fees. If this Note is placed in the hands of an attorney for collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company hereby undertakes to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorney's fees of Holder.

         7.2 Consent to Amendments. This Note may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company shall obtain the written consent to such amendment, action or omission to act from the holders of a majority of the aggregate principal amount of the Note.

         7.3 Benefits of Note. Nothing in this Note, express or implied, shall give to any Person, other than the Company, Holder, and their successors any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.

         7.4 Successors and Assigns. All covenants and agreements in this Note contained by or on behalf of the Company and the Holder shall bind and inure to the benefit of the respective successors and assigns of the Company and the Holder.

         7.5 Restrictions on Transfer. Subject to the provisions of this Section, this Note is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person.

         7.6 Notice; Address of Parties. Except as otherwise provided, all communications to the Company or Holder provided for herein or with reference to this Note shall be deemed to have been sufficiently given or served for all purposes on the third business day after being sent as certified or registered mail, postage and charges prepaid, to the following addresses: if to the
Company: Florafax International, Inc., 8075 20th Street, Vero Beach, FL 32966,
Attn: James H. West, or at any other address designated by the Company in writing to Holder; if to Holder: SV Capital Partners, L.P., 200 Concord Plaza, Suite 620, San Antonio, Texas 78216, Attn: William H. Wagner, or at any other address designated by Holder to the Company in writing.

         7.7 Separability Clause. In case any provision in this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby; provided, however, such construction does not destroy the essence of the bargain provided for hereunder.

         7.8 Governing Law. This Note shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (without regard to principles of choice of law).

         7.9 Usury. It is the intention of the parties hereto to conform strictly to the applicable laws of the State of Delaware and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money (referred to as "Applicable Law"). The Holder shall have no right to claim, to charge or to receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by Applicable Law. Determination of the rate of interest for the purpose of determining whether this Note is usurious under Applicable Law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest (referred to in this Section as "Interest") at any time contracted for, charged or received from the Company in connection with this Note. Any Interest contracted for, charged or received in excess of the maximum rate allowed by Applicable Law shall be deemed a result of a mathematical error and a mistake. If this Note is paid in part prior to the end of the full stated term of this Note and the Interest received for the actual period of existence of this Note exceeds the maximum rate allowed by Applicable Law, Holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or in the event that it has been accelerated prior to maturity, Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by Applicable Law for contracting for, charging or receiving Interest in excess of the maximum rate allowed by Applicable Law. Any such excess which is unpaid shall be canceled.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed on the date first above written.


                                        FLORAFAX INTERNATIONAL, INC.


                                        --------------------------------------
                                        James H. West, President

THE SECURITIES REPRESENTED BY THESE WARRANTS AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW. THE SECURITIES REPRESENTED BY THESE WARRANTS MAY NOT BE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

                                    WARRANTS

                          to Purchase Common Stock of

                          FLORAFAX INTERNATIONAL, INC.

                          Expiring on January 1, 2001


         This Common Stock Purchase Warrant (the "Warrant") certifies that for value received, St. James Capital Partners, L.P. (the "Holder") or its assigns, is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 520,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (as hereinafter defined) at an initial Exercise Price (as hereinafter defined) per share of $1.00, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The number of Warrants (as hereinafter defined), the number of shares of Common Stock purchasable hereunder, and the Exercise Price therefor are subject to adjustment as hereinafter set forth. These Warrants and all rights hereunder shall expire at 5:00 p.m., Houston, Texas time, on January 1, 2001 (the "Expiration Date").

                                   ARTICLE I

                                  Definitions

         As used herein, the following terms shall have the meanings set forth below:

         1.1 "Company" shall mean Florafax International, Inc., a Delaware corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

         1.2 "Common Stock" shall mean and include the Company's Common Stock, par value $.01 per share, authorized on the date of the original issue of these Warrants and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets, the stock or other securities provided for herein, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

         1.3 "Exercise Price" shall mean the initial purchase price of $1.00 per share of Common Stock payable upon exercise of the Warrants, as adjusted from time to time pursuant to the provisions hereof.

         1.4 "Market Price" for any day, when used with reference to Common Stock, shall mean the price of said Common Stock determined by reference to the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers national market system on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose.

         1.5 "Note" shall mean the 7% Convertible Promissory Note of the Company issued to St. James Capital Partners, L.P.

         1.6 "Outstanding," when used with reference to Common Stock, shall mean (except as otherwise expressly provided herein) at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

         1.7 "Trading Days" shall mean any days during the course of which the principal securities exchange on which the Common Stock is listed or admitted to trading is open for the exchange of securities.

         1.8 "Warrant" shall mean the right upon exercise to purchase one Warrant Share.

         1.9 "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the holder hereof upon the exercise of the Warrants.

                                   ARTICLE II

                              Exercise of Warrants

         2.1 Method of Exercise. The Warrants represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00 p.m., Houston, Texas time, on the Expiration Date. To exercise the Warrants, the holder hereof shall deliver to the Company, at the Warrant Office designated herein, (i) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder to exercise the Warrants in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price (A) in cash or by bank check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise of each such Warrant ("Cashless Exercise"); the holder shall exchange each Warrant subject to a Cashless Exercise for that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable hereunder by a fraction, the numerator of which shall be the difference between (x) the Market Price and (y) the Exercise Price for each such Warrant, and the denominator of which shall be the Market Price; the Subscription Notice shall set forth the calculation upon which the Cashless Exercise is based, or (C) a combination of (A) and (B) above; and (iii) these Warrants. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of these Warrants, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within five business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrants have expired, deliver to the holder hereof a new Warrant representing the number of Warrants, if any, that shall not have been exercised, in all other respects identical to these Warrants. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and to exercise voting rights.

         2.2 Expenses and Taxes. The Company shall pay all expenses and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes) other than income taxes attributable to the preparation, issuance or delivery of the Warrants and of the shares of Common Stock issuable upon exercise of the Warrants.

         2.3 Reservation of Shares. The Company shall reserve at all times so long as the Warrants remain outstanding, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.

         2.4 Valid Issuance. All shares of Common Stock that may be issued upon exercise of the Warrants will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

         2.5 Purchase Agreement. The Warrants represented hereby are part of a duly authorized issue and sale of warrants to purchase Common Stock issued and sold pursuant to that certain Agreement of Purchase and Sale, effective as of February 29, 1996 (the "Agreement") between the

Company and the Holder. The Holder shall be entitled to the rights to registration under the Securities Act and any applicable state securities or blue sky laws to the extent set forth in the Registration Rights Agreement between the Company and the Holder effective as of February 29, 1996 (the "Registration Rights Agreement"). The terms of the Agreement and Registration Rights Agreement are hereby incorporated herein for all purposes and shall be considered a part of this Warrant as if they had been fully set forth herein. Notwithstanding the previous sentence, in the event of any conflict between the provisions of the Agreement and of this Warrant, the provisions of this Warrant shall control.

         2.6 Acknowledgment of Rights. At the time of the exercise of the Warrants in accordance with the terms hereof and upon the written request of the holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of these Warrants; provided, however, that if the Holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

         2.7 No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of these Warrants. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Price of one share of Common Stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.


                                  ARTICLE III

                                    Transfer

         3.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at 8075 20th Street, Vero Beach, FL 32966 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name these Warrants has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

         3.2 Ownership of Warrants. The Company may deem and treat the Person in whose name the Warrants are registered as the holder and owner hereof until provided with notice to the contrary. The Warrants may be exercised by an assignee for the purchase of Warrant Shares without having new Warrants issued.

         3.3 Restrictions on Transfer of Warrants. These Warrants may be transferred, in whole or in part, by the Holder. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants. The Company, from time to time, shall register the transfer of the Warrants in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, new Warrants shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrants shall be cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section.

         3.4 Compliance with Securities Laws. Subject to the terms of the Registration Rights Agreement and notwithstanding any other provisions contained in these Warrants, the Holder understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfers thereof pursuant to the Securities
Act:

                 3.4.1 The holder hereof agrees that the Warrant Shares may not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are exempt therefrom.

                 3.4.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS."

                 3.4.3 Stop transfer instructions will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof.

                                   ARTICLE IV

                                 Anti-Dilution

         4.1 Anti-Dilution Provisions. The Exercise Price shall be subject to adjustment from time to time as provided herein. Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         4.2     Adjustment of Exercise Price Upon Issuance of Common Stock.

                 4.2.1 If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Exercise Price, the Exercise Price shall be reduced (but not increased, except as otherwise specifically provided herein) to the price (calculated to the nearest one-tenth of a cent) determined by dividing (x) an amount equal to the sum of (1) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by then existing Exercise Price plus (2) the consideration received by the Company upon such issue or sale by (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale.

                 4.2.2 No adjustment shall be made in the Exercise Price in the event that the Company issues, in one or more transactions, (i) Common Stock or convertible securities upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan, in each case approved by the Board of Directors, provided that the aggregate number of shares of Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number of such shares of Common Stock that are issuable under currently effective employee plans and agreements, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan; (ii) Common Stock upon conversion of the Note pursuant to the terms of the Notes or the Warrants; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof; or (iv) Common Stock issued as consideration in acquisitions. In addition, for purposes of calculating any adjustment of the Exercise Price, all of the shares of Common Stock issuable pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

                 4.2.3 In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase Common Stock or any options, except for options issued to officers, directors or employees of the Company pursuant to a stock option plan in effect as of the date hereof, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan, for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Exercise Price specified herein.
Except as provided herein, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                 4.2.4 If: (i) the purchase price provided for in any right or option, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect shall be decreased to the Exercise Price that would have been in effect had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate at the time initially issued.

                 4.2.5 In case at any time Common Stock or Convertible Securities or any rights or options to purchase Common Stock or Convertible Securities shall be issued or sold for cash, the total amount of cash consideration shall be deemed to be the amount received by the Company. If at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. If at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued without consideration.

                 4.2.6 In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                 4.2.7 The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

         4.3 Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

         4.4 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

         4.5 Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that holders of Common Stock shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

                 4.5.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the terms and conditions specified in these Warrants and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

                 4.5.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of common stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Exercise Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

                 4.5.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company the obligation to deliver to such holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the holder hereof, such successor Person will issue a new Warrant revised to reflect the modifications in this Warrant effected pursuant to this Section.

                 4.5.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the exercise of the Warrants either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

         4.6 Adjustment for Asset Distribution. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Exercise Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

         4.7 De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon an exercise of each Warrant and no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in the Exercise Price; provided, however, that any adjustments are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

         4.8 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the holder hereof copies of such Officer's Certificate and an independent accountants' opinion together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants.

         4.9 Notifications to Holders. In case at any time the Company proposes:

                 (i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

                 (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

                 (iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

                 (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the holder hereof (a) at least 10 days (but not more than 90 days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days (but not more than 90 days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

         4.10 Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this Article are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Warrants evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Warrant, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Exercise Price and the number of Warrant Shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to this Article except in the event of a combination of shares.

                                   ARTICLE V

                                 Miscellaneous

         5.1 Entire Agreement. These Warrants, together with the Agreement, contain the entire agreement between the holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

         5.2 Governing Law. This warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

         5.3 Waiver and Amendment. Any term or provision of these Warrants may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of these Warrants may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of these Warrants shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of these Warrants shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of these Warrants.

         5.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of these Warrants shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         5.5 Copy of Warrant. A copy of these Warrants shall be filed among the records of the Company.

         5.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of these Warrants or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at 8075 20th Street, Vero Beach, FL 32966 or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

         5.7 Limitation of Liability; Not Stockholders. No provision of these Warrants shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the

Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         5.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of these Warrants, and in the case of any such loss, theft or destruction upon delivery of an appropriate affidavit in such form as shall be reasonably satisfactory to the Company and include reasonable indemnification of the Company, or in the event of such mutilation upon surrender and cancellation of these Warrants, the Company will make and deliver new Warrants of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrants. Any Warrants issued under the provisions of this Section in lieu of any Warrants alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrants, shall constitute an original contractual obligation on the part of the Company. These Warrants shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section.

         5.9 Registration Rights. The Warrant Shares shall be entitled to such registration rights under the Securities Act and under applicable state securities laws as are specified in the Registration Rights Agreement.

         5.10 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: February 29, 1996


                                           FLORAFAX INTERNATIONAL, INC.



                                           -----------------------------------
                                           James H. West, President

                              SUBSCRIPTION NOTICE


          The undersigned, the holder of the foregoing Warrants, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder, ____________ shares of the Common Stock covered by such Warrants, and herewith makes payment in full for such shares, and requests (a) that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to, ___________________ ______________________________________________________ and
(b), if such shares shall not include all of the shares issuable as provided in such Warrants, that new Warrants of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.




                                        -------------------------------------

Date:
     -----------------------------

                                   ASSIGNMENT

          For value received, ____________________________, hereby sells, assigns and transfers unto ____________________ _______ these Warrants, together with all rights, title and interest therein, and does irrevocably constitute and appoint __________________________________________attorney, to transfer such Warrants on the books of the Company, with full power of substitution.




                                        -------------------------------------

Date:
     ------------------------------

THE SECURITIES REPRESENTED BY THESE WARRANTS AND THE COMMON STOCK ISSUABLE THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW. THE SECURITIES REPRESENTED BY THESE WARRANTS MAY NOT BE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS.

                                    WARRANTS

                          to Purchase Common Stock of

                          FLORAFAX INTERNATIONAL, INC.

                          Expiring on January 1, 2001


         This Common Stock Purchase Warrant (the "Warrant") certifies that for value received, SV Capital Partners, L.P. (the "Holder") or its assigns, is entitled to subscribe for and purchase from the Company (as hereinafter defined), in whole or in part, 130,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (as hereinafter defined) at an initial Exercise Price (as hereinafter defined) per share of $1.00, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The number of Warrants (as hereinafter defined), the number of shares of Common Stock purchasable hereunder, and the Exercise Price therefor are subject to adjustment as hereinafter set forth. These Warrants and all rights hereunder shall expire at 5:00 p.m., Houston, Texas time, on January 1, 2001 (the "Expiration Date").

                                   ARTICLE I

                                  Definitions

         As used herein, the following terms shall have the meanings set forth below:

         1.1 "Company" shall mean Florafax International, Inc., a Delaware corporation, and shall also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

         1.2 "Common Stock" shall mean and include the Company's Common Stock, par value $.01 per share, authorized on the date of the original issue of these Warrants and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets, the stock or other securities provided for herein, and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

         1.3 "Exercise Price" shall mean the initial purchase price of $1.00 per share of Common Stock payable upon exercise of the Warrants, as adjusted from time to time pursuant to the provisions hereof.

         1.4 "Market Price" for any day, when used with reference to Common Stock, shall mean the price of said Common Stock determined by reference to the last reported sale price for the Common Stock on such day on the principal securities exchange on which the Common Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Common Stock on the National Association of Securities Dealers national market system on such date, or, if there shall have been no trading on such date or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose.

         1.5 "Note" shall mean the 7% Convertible Promissory Note of the Company issued to SV Capital Partners, L.P.

         1.6 "Outstanding," when used with reference to Common Stock, shall mean (except as otherwise expressly provided herein) at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company.

         1.7 "Trading Days" shall mean any days during the course of which the principal securities exchange on which the Common Stock is listed or admitted to trading is open for the exchange of securities.

         1.8 "Warrant" shall mean the right upon exercise to purchase one Warrant Share.

         1.9 "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the holder hereof upon the exercise of the Warrants.

                                   ARTICLE II

                              Exercise of Warrants

         2.1 Method of Exercise. The Warrants represented hereby may be exercised by the holder hereof, in whole or in part, at any time and from time to time on or after the date hereof until 5:00 p.m., Houston, Texas time, on the Expiration Date. To exercise the Warrants, the holder hereof shall deliver to the Company, at the Warrant Office designated herein, (i) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder to exercise the Warrants in the manner provided in the Subscription Notice; (ii) payment in full of the Exercise Price (A) in cash or by bank check for all Warrant Shares purchased hereunder, or (B) through a "cashless" or "net-issue" exercise of each such Warrant ("Cashless Exercise"); the holder shall exchange each Warrant subject to a Cashless Exercise for that number of Warrant Shares determined by multiplying the number of Warrant Shares issuable hereunder by a fraction, the numerator of which shall be the difference between (x) the Market Price and (y) the Exercise Price for each such Warrant, and the denominator of which shall be the Market Price; the Subscription Notice shall set forth the calculation upon which the Cashless Exercise is based, or (C) a combination of (A) and (B) above; and (iii) these Warrants. The Warrants shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of these Warrants, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall, as promptly as practicable and in any event within five business days, issue and deliver to such holder a certificate or certificates for the full number of the Warrant Shares purchased by such holder hereunder, and shall, unless the Warrants have expired, deliver to the holder hereof a new Warrant representing the number of Warrants, if any, that shall not have been exercised, in all other respects identical to these Warrants. As permitted by applicable law, the Person in whose name the certificates for Common Stock are to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date and shall be entitled to all of the benefits of such holder on the Exercise Date, including without limitation the right to receive dividends and other distributions for which the record date falls on or after the Exercise Date and to exercise voting rights.

         2.2 Expenses and Taxes. The Company shall pay all expenses and taxes (including, without limitation, all documentary, stamp, transfer or other transactional taxes) other than income taxes attributable to the preparation, issuance or delivery of the Warrants and of the shares of Common Stock issuable upon exercise of the Warrants.

         2.3 Reservation of Shares. The Company shall reserve at all times so long as the Warrants remain outstanding, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants.

         2.4 Valid Issuance. All shares of Common Stock that may be issued upon exercise of the Warrants will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and, without limiting the generality of the foregoing, the Company shall take no action or fail to take any action which will cause a contrary result (including, without limitation, any action that would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

         2.5 Purchase Agreement. The Warrants represented hereby are part of a duly authorized issue and sale of warrants to purchase Common Stock issued and sold pursuant to that certain Agreement of Purchase and Sale, effective as of February 29, 1996 (the "Agreement") between the

Company and the Holder. The Holder shall be entitled to the rights to registration under the Securities Act and any applicable state securities or blue sky laws to the extent set forth in the Registration Rights Agreement between the Company and the Holder effective as of February 29, 1996 (the "Registration Rights Agreement"). The terms of the Agreement and Registration Rights Agreement are hereby incorporated herein for all purposes and shall be considered a part of this Warrant as if they had been fully set forth herein. Notwithstanding the previous sentence, in the event of any conflict between the provisions of the Agreement and of this Warrant, the provisions of this Warrant shall control.

         2.6 Acknowledgment of Rights. At the time of the exercise of the Warrants in accordance with the terms hereof and upon the written request of the holder hereof, the Company will acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of these Warrants; provided, however, that if the Holder hereof shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

         2.7 No Fractional Shares. The Company shall not be required to issue fractional shares of Common Stock on the exercise of these Warrants. If more than one Warrant shall be presented for exercise at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash calculated by it to be equal to the Market Price of one share of Common Stock at the time of such exercise multiplied by such fraction computed to the nearest whole cent.


                                  ARTICLE III

                                    Transfer

         3.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's offices at 8075 20th Street, Vero Beach, FL 32966 and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the Holder. The Company shall maintain, at the Warrant Office, a register for the Warrants in which the Company shall record the name and address of the Person in whose name these Warrants has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

         3.2 Ownership of Warrants. The Company may deem and treat the Person in whose name the Warrants are registered as the holder and owner hereof until provided with notice to the contrary. The Warrants may be exercised by an assignee for the purchase of Warrant Shares without having new Warrants issued.

         3.3 Restrictions on Transfer of Warrants. These Warrants may be transferred, in whole or in part, by the Holder. The Company agrees to maintain at the Warrant Office books for the registration and transfer of the Warrants. The Company, from time to time, shall register the transfer of the Warrants in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer. Upon any such transfer and upon payment by the holder or its transferee of any applicable transfer taxes, new Warrants shall be issued to the transferee and the transferor (as their respective interests may appear) and the surrendered Warrants shall be cancelled by the Company. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the transfer of the Warrants pursuant to this Section.

         3.4 Compliance with Securities Laws. Subject to the terms of the Registration Rights Agreement and notwithstanding any other provisions contained in these Warrants, the Holder understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and to all resales or other transfers thereof pursuant to the Securities
Act:

                 3.4.1 The holder hereof agrees that the Warrant Shares may not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and applicable state securities or blue sky laws or are exempt therefrom.

                 3.4.2 A legend in substantially the following form will be placed on the certificate(s) evidencing the Warrant Shares:

                 "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW AND, ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAWS."

                 3.4.3 Stop transfer instructions will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof.

                                   ARTICLE IV

                                 Anti-Dilution

         4.1 Anti-Dilution Provisions. The Exercise Price shall be subject to adjustment from time to time as provided herein. Upon each adjustment of the Exercise Price, the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         4.2     Adjustment of Exercise Price Upon Issuance of Common Stock.

                 4.2.1 If and whenever after the date hereof the Company shall issue or sell any Common Stock for no consideration or for a consideration per share less than the Exercise Price, the Exercise Price shall be reduced (but not increased, except as otherwise specifically provided herein) to the price (calculated to the nearest one-tenth of a cent) determined by dividing (x) an amount equal to the sum of (1) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by then existing Exercise Price plus (2) the consideration received by the Company upon such issue or sale by (y) the aggregate number of shares of Common Stock outstanding immediately after such issue or sale.

                 4.2.2 No adjustment shall be made in the Exercise Price in the event that the Company issues, in one or more transactions, (i) Common Stock or convertible securities upon exercise of any options issued to officers, directors or employees of the Company pursuant to a stock option plan or an employment, severance or consulting agreement as now or hereafter in effect, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan, in each case approved by the Board of Directors, provided that the aggregate number of shares of Common Stock which may be issuable, including options issued prior to the date hereof, under all such employee plans and agreements shall at no time exceed the number of such shares of Common Stock that are issuable under currently effective employee plans and agreements, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan; (ii) Common Stock upon conversion of the Note pursuant to the terms of the Notes or the Warrants; (iii) Common Stock upon exercise of any stock purchase warrant or option (other than the options referred to in clause (i) above) or other convertible security outstanding on the date hereof; or (iv) Common Stock issued as consideration in acquisitions. In addition, for purposes of calculating any adjustment of the Exercise Price, all of the shares of Common Stock issuable pursuant to any of the foregoing shall be assumed to be outstanding prior to the event causing such adjustment to be made.

                 4.2.3 In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase Common Stock or any options, except for options issued to officers, directors or employees of the Company pursuant to a stock option plan in effect as of the date hereof, the 1996 Nonemployee Directors' Stock Option Plan, or the Management Incentive Stock Plan, for the purchase of Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of such rights or options, or plus, in the case of such rights or options that relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options shall be deemed to be outstanding as of the date of the granting of such rights or options and to have been issued for such price per share, with the effect on the Exercise Price specified herein.
Except as provided herein, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                 4.2.4 If: (i) the purchase price provided for in any right or option, (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall be decreased (other than under or by reason of provisions designed to protect against dilution), the Exercise Price then in effect shall be decreased to the Exercise Price that would have been in effect had such rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate at the time initially issued.

                 4.2.5 In case at any time Common Stock or Convertible Securities or any rights or options to purchase Common Stock or Convertible Securities shall be issued or sold for cash, the total amount of cash consideration shall be deemed to be the amount received by the Company. If at any time any Common Stock, Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration, as determined reasonably and in good faith by the Board of Directors of the Company. If at any time any Common Stock, Convertible Securities or any rights or options to purchase any Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration received therefor shall be deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such Common Stock, Convertible Securities, rights or options as the case may be. In case at any time any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with the issuance and sale of other securities of the Company, together consisting of one integral transaction in which no consideration is allocated to such rights or options by the parties, such rights or options shall be deemed to have been issued without consideration.

                 4.2.6 In the case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the Common Stock or Convertible Securities deemed to have been issued or sold as a result of the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                 4.2.7 The number of shares of Common Stock outstanding at any given time shall not include shares owned directly by the Company in treasury, and the disposition of any such shares shall be considered an issuance or sale of Common Stock.

         4.3 Stock Dividends. In case the Company shall declare a dividend or make any other distribution upon any shares of the Company, payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

         4.4 Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock shall at any time be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

         4.5 Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or share exchange of the Company with another Person, or the sale, transfer or other disposition of all or substantially all of its assets to another Person shall be effected in such a way that holders of Common Stock shall be entitled to receive capital stock, securities or assets with respect to or in exchange for their shares, then the following provisions shall apply:

                 4.5.1 As a condition of such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer or other disposition, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the terms and conditions specified in these Warrants and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of the rights represented hereby, such shares of capital stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, share exchange or sale not taken place, and in any such case appropriate provision reasonably satisfactory to such holder shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares receivable upon the exercise) shall thereafter be applicable, as nearly as possible, in relation to any shares of capital stock, securities or assets thereafter deliverable upon the exercise of Warrants.

                 4.5.2 In the event of a merger, share exchange or consolidation of the Company with or into another Person as a result of which a number of shares of common stock or its equivalent of the successor Person greater or lesser than the number of shares of Common Stock outstanding immediately prior to such merger, share exchange or consolidation are issuable to holders of Common Stock, then the Exercise Price in effect immediately prior to such merger, share exchange or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock.

                 4.5.3 The Company shall not effect any such consolidation, merger, share exchange, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, share exchange or merger or the Person purchasing or otherwise acquiring such assets shall have assumed by written instrument executed and mailed or delivered to the holder hereof at the last address of such holder appearing on the books of the Company the obligation to deliver to such holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive, and all other liabilities and obligations of the Company hereunder. Upon written request by the holder hereof, such successor Person will issue a new Warrant revised to reflect the modifications in this Warrant effected pursuant to this Section.

                 4.5.4 If a purchase, tender or exchange offer is made to and accepted by the holders of 50% or more of the outstanding shares of Common Stock, the Company shall not effect any consolidation, merger, share exchange or sale, transfer or other disposition of all or substantially all of the Company's assets with the Person having made such offer or with any affiliate of such Person, unless prior to the consummation of such consolidation, merger, share exchange, sale, transfer or other disposition the holder hereof shall have been given a reasonable opportunity to then elect to receive upon the exercise of the Warrants either the capital stock, securities or assets then issuable with respect to the Common Stock or the capital stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

         4.6 Adjustment for Asset Distribution. If the Company declares a dividend or other distribution payable to all holders of shares of Common Stock in evidences of indebtedness of the Company or other assets of the Company (including, cash (other than regular cash dividends declared by the Board of Directors), capital stock (other than Common Stock, Convertible Securities or options or rights thereto) or other property), the Exercise Price in effect immediately prior to such declaration of such dividend or other distribution shall be reduced by an amount equal to the amount of such dividend or distribution payable per share of Common Stock, in the case of a cash dividend or distribution, or by the fair value of such dividend or distribution per share of Common Stock (as reasonably determined in good faith by the Board of Directors of the Company), in the case of any other dividend or distribution. Such reduction shall be made whenever any such dividend or distribution is made and shall be effective as of the date as of which a record is taken for purpose of such dividend or distribution or, if a record is not taken, the date as of which holders of record of Common Stock entitled to such dividend or distribution are determined.

         4.7 De Minimis Adjustments. No adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one share of Common Stock purchasable upon an exercise of each Warrant and no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in the Exercise Price; provided, however, that any adjustments are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share or nearest one hundredth of a dollar, as applicable.

         4.8 Notice of Adjustment. Whenever the Exercise Price or the number of Warrant Shares issuable upon the exercise of the Warrants shall be adjusted as herein provided, or the rights of the holder hereof shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrant Shares in accordance with the provisions hereof and shall prepare an Officer's Certificate setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares issuable upon the exercise of the Warrants or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall cause to be mailed to the holder hereof copies of such Officer's Certificate and an independent accountants' opinion together with a notice stating that the Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants have been adjusted and setting forth the adjusted Exercise Price and the adjusted number of Warrant Shares purchasable upon the exercise of the Warrants.

         4.9 Notifications to Holders. In case at any time the Company proposes:

                 (i) to declare any dividend upon its Common Stock payable in capital stock or make any special dividend or other distribution (other than cash dividends) to the holders of its Common Stock;

                 (ii) to offer for subscription pro rata to all of the holders of its Common Stock any additional shares of capital stock of any class or other rights;

                 (iii) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation, merger or share exchange of the Company with another Person, or sale, transfer or other disposition of all or substantially all of its assets; or

                 (iv) to effect a voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, in any one or more of such cases, the Company shall give the holder hereof (a) at least 10 days (but not more than 90 days) prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, and (b) in the case of any such issuance, reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days (but not more than 90 days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock, as the case may be, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, share exchange, sale, transfer, disposition, dissolution, liquidation or winding up, as the case may be.

         4.10 Company to Prevent Dilution. If any event or condition occurs as to which other provisions of this Article are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of the Warrants evidenced hereby in accordance with the essential intent and principles of such provisions, or that might materially and adversely affect the exercise or purchase rights of the holder hereof under any provisions of this Warrant, then the Company shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid, and any adjustments necessary with respect to the Exercise Price and the number of Warrant Shares purchasable hereunder so as to preserve the rights of the holder hereunder. In no event shall any such adjustment have the effect of increasing the Exercise Price as otherwise determined pursuant to this Article except in the event of a combination of shares.

                                   ARTICLE V

                                 Miscellaneous

         5.1 Entire Agreement. These Warrants, together with the Agreement, contain the entire agreement between the holder hereof and the Company with respect to the Warrant Shares purchasable upon exercise hereof and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

         5.2 Governing Law. This warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

         5.3 Waiver and Amendment. Any term or provision of these Warrants may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of these Warrants may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of these Warrants shall be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of these Warrants shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of these Warrants.

         5.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of these Warrants shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         5.5 Copy of Warrant. A copy of these Warrants shall be filed among the records of the Company.

         5.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be in writing and delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of these Warrants or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the offices of the Company at 8075 20th Street, Vero Beach, FL 32966 or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

         5.7 Limitation of Liability; Not Stockholders. No provision of these Warrants shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices (other than as herein expressly provided) in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the

Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         5.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, mutilation or destruction of these Warrants, and in the case of any such loss, theft or destruction upon delivery of an appropriate affidavit in such form as shall be reasonably satisfactory to the Company and include reasonable indemnification of the Company, or in the event of such mutilation upon surrender and cancellation of these Warrants, the Company will make and deliver new Warrants of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrants. Any Warrants issued under the provisions of this Section in lieu of any Warrants alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrants, shall constitute an original contractual obligation on the part of the Company. These Warrants shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all taxes (other than securities transfer taxes or income taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section.

         5.9 Registration Rights. The Warrant Shares shall be entitled to such registration rights under the Securities Act and under applicable state securities laws as are specified in the Registration Rights Agreement.

         5.10 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: February 29, 1996


                                           FLORAFAX INTERNATIONAL, INC.



                                           -----------------------------------
                                           James H. West, President

                              SUBSCRIPTION NOTICE


          The undersigned, the holder of the foregoing Warrants, hereby elects to exercise purchase rights represented thereby for, and to purchase thereunder, ____________ shares of the Common Stock covered by such Warrants, and herewith makes payment in full for such shares, and requests (a) that certificates for such shares (and any other securities or other property issuable upon such exercise) be issued in the name of, and delivered to, __________________________________________________________________________ and
(b), if such shares shall not include all of the shares issuable as provided in such Warrants, that new Warrants of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.




                                            ---------------------------------

Date:
     ------------------------------

                                   ASSIGNMENT

          For value received, ____________________________, hereby sells, assigns and transfers unto ____________________ _______ these Warrants, together with all rights, title and interest therein, and does irrevocably constitute and appoint ______________________________________________attorney, to transfer such Warrants on the books of the Company, with full power of substitution.




                                            ----------------------------------

Date:
     ------------------------------

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Security Agreement") is executed February 29, 1996, by FLORAFAX INTERNATIONAL, INC., a Delaware corporation ("Florafax" or "Debtor"; as used herein, "Debtor" shall mean Florafax International, Inc. and each of its Subsidiaries), ST. JAMES CAPITAL PARTNERS, L.P., a Delaware limited partnership, and SV CAPITAL PARTNERS, L.P., a Texas limited partnership (collectively, the "Purchasers"), in connection with the purchase of certain 7% Convertible Promissory Notes issued by Debtor.

         WHEREAS concurrent with the execution of this Security Agreement, Debtor will execute its 7% Convertible Promissory Note made payable to the Purchasers (as amended, supplemented or restated, the "Note");

         WHEREAS it is expressly understood between Debtor and the Purchasers that the execution and delivery of this Security Agreement is an integral part of the transactions contemplated by the Agreement for Purchase and Sale between the Purchasers and the Debtor dated as of December 29, 1995 and is a condition precedent to Purchasers' purchase of the Note.

         NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and adequacy of which are acknowledged, Debtor covenants and agrees with the Purchasers as follows:

         1. Certain Definitions. Unless otherwise defined in this Security Agreement, each capitalized term used but not defined in this Security Agreement will have the meaning given that term in the UCC. If the definition given in Chapter 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 definition shall control. As used in this Security Agreement, the following terms have the meanings indicated:

         "Accounts" means all accounts, instruments, receivables, accounts receivable, contract rights, chattel paper, documents, general intangibles, book debts, any and all amounts due to Debtor from a factor, arising from Debtor's sale of goods or rendition of services, and all the books and records pertaining to the foregoing, and the cash or non-cash proceeds resulting therefrom and all security and guaranties therefor.

         "Affiliate" of a Person means any other individual or entity who directly or indirectly controls, is controlled by, or is under common control with, that Person.

         "Debt" means, for any Person, (a) all obligations required by GAAP to be classified upon a balance sheet as liabilities, (b) liabilities secured by any Lien existing on property owned or acquired by that Person, (c) obligations that have been (or under GAAP should be) capitalized for financial reporting purposes, and (d) all guaranties, endorsements and other contingent obligations with respect to Debt of others.

         "Default" means an "Event of Default" as defined in the Note.

         "Distribution" means, with respect to any shares of any capital stock or other equity securities or other interests issued by a Person, (a) the retirement, redemption, purchase or other acquisition for value of those securities by such Person, (b) the declaration or payment of any dividend on or with respect to those securities by such Person, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

         "Equipment" means any and all of Debtor's furnishings, machinery, furniture, fixtures and equipment, wherever located, whether now owned or hereafter acquired including without limitation, all manufacturing, distribution, selling, data processing and office equipment and all appliances and trade fixtures (excluding equipment in which Debtor's interest is a leasehold interest), together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter affixed to any part thereof and thereto, together with all substitutes and replacements thereof, all accessions and attachments thereto, and all tools, parts and equipment now or hereafter added to or used in connection with the foregoing.

         "GAAP" means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board.

         "Inventory" means any and all of Debtor's inventory, including without limitation any and all goods held for sale or lease or being processed for sale or lease in Debtor's business as now or hereafter conducted and all returned, reclaimed, refused or repossessed goods, whether now owned or hereinafter acquired, including all materials, goods and work in process, finished goods, and other tangible property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Debtor's business, along with all documents (including documents of title) covering inventory, all cash and non-cash proceeds from the sale of inventory including proceeds from insurance and including such property the sale or other disposition of which has given rise to accounts and which has not been returned to or repossessed or stopped in transit by Debtor. "Inventory" includes each of the foregoing items whether they are in the possession of Debtor or a bailee or other person for sale, storage, transit, processing, use or otherwise.

         "Lien" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

         "Obligation" means (a) the amount due under the Note, (b) all indebtedness, liabilities and obligations of Debtor arising under this Security Agreement, (c) interest accruing on, and attorneys' fees, court costs, and other costs of collection reasonably incurred in the collection or enforcement of, any of the indebtedness, liabilities, or obligations described in clauses
(a) and (b) above, and (d) any and all renewals and extensions of, or amendments to, any of the indebtedness, liabilities, and obligations described in clauses (a) through (c) above.

         "Patents" means, individually and collectively, all of Debtor's rights in and to all patents and patent applications and the inventions and improvements described or claimed in those patents and patent applications, and any patented improvements and/or enhancements thereof now or hereafter owned, controlled or acquired by Debtor, and (a) any reissues, divisions, continuations, renewals, reexaminations, related applications, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now and hereafter due, received and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (c) the right to sue for or bring injunctive proceedings with respect to past, present and future infringements thereof, (d) all licenses, agreements, and general intangibles relating thereto and (e) all books, records, computer tapes or disks, instructions, flow diagrams, specification sheets, source codes, object codes, and any other physical manifestations of or documentation relating to any of the foregoing.

         "Permitted Debt" means (a) the Obligation; (b) debt arising from endorsing negotiable instruments for collection in the ordinary course of business; (c) purchase money debt incurred to finance equipment in the ordinary course of business; (d) trade payables that are for goods furnished or services rendered in the ordinary course of business and that are payable in accordance with customary trade terms; (e) amounts due and owing under the Independent Sales Organization and Merchant Servicing Agreement by and between Debtor and Universal Savings Bank, F.A., dated December 31, 1995 (the "Universal Savings Agreement"); and (f) amounts due and owing to Citrus Bank of Florida, N.A. on December 29, 1995 (the "Citrus Debt").

         "Permitted Liens" means (a) Liens now or hereafter securing the Obligation; (b) purchase money Liens incurred to finance equipment in the ordinary course of business; (c) pledges or deposits made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs; (d) good-faith pledges or deposits made to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds in the ordinary course of business; (e) Liens for taxes and liens imposed by operation of law (including Liens of mechanics, materialmen, warehousemen, carriers and landlords), if (i) no amounts are due and payable and no Lien has been filed (or agreed to), or
(ii) the validity or amount secured thereof is being contested in good faith by lawful proceedings diligently conducted, reserves required by GAAP have been made, and levy and execution thereon have been (and continue to be) stayed or payment thereof is covered in full (subject to the customary deductible) by insurance; (f) liens pursuant to the Universal Savings Agreement and Liens pursuant to the Citrus Debt.

         "Pledged Shares" means all shares of capital stock or other evidences of ownership now or hereafter issued to Debtor by any entity and the Certificate(s) representing the Pledged Shares and all dividends, cash, instruments and other property from time-to-time received, receivable or otherwise distributed in respect of or in exchange of any Pledged Shares.

         "Security Interest" means the security interest granted and the pledge and assignment made under the terms of this Security Agreement.

         "Subsidiary" means any entity of which more than 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by Debtor.

         "Tribunal" means any (a) local, state, or federal judicial, executive, or legislative instrumentality, or (b) private arbitration board or panel.

         "Trademarks" means, individually and collectively, all trademarks, trade names and service marks registrations, applications, rights to use and common law rights therein now or hereafter owned, controlled or acquired by Debtor and all of Debtor's rights in and to (a) all trade names, service marks and trademarks in which it has rights, and (b) all renewals thereof, (c) all income, payments, royalties, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (d) the right to sue for or bring injunctive proceedings with respect to past, present and future infringements thereof, (e) the goodwill of Debtor's business connected with, symbolized by, or in any way related to any of the Trademarks, (f) all licenses, agreements, and general intangibles relating to any of the foregoing and (g) all books, records, computer tapes or disks, instructions, flow diagrams, specification sheets, source codes, object codes, and any other physical manifestations of or documentation relating to any of the foregoing.

         "UCC" means the Uniform Commercial Code, as adopted in Texas, provided, however, that to the extent the perfection or the effect of perfection (or non-perfection) of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Texas, "UCC" means, with respect to the provisions of this Security Agreement relating to perfection or the effect of perfection (or non-perfection), the Uniform Commercial Code in effect in such jurisdiction.

         2. Note. This Security Agreement is being executed and delivered pursuant to the terms and conditions of the Note.

         3. Security Interest. Subject to the terms and conditions of this Security Agreement, and to secure the prompt, unconditional and complete payment and performance of the Obligation when due, Debtor grants to the Purchasers a security interest in all of Debtor's right, title and interest in the Collateral and Debtor transfers, pledges, and assigns as security to the Purchasers all of Debtor's right, title, and interest in the Collateral.

         4. No Assumption or Modification. The Security Interest is given to secure the prompt, unconditional, and complete payment and performance of the Obligation when due, and is given as security only. The Purchasers do not assume and shall not be liable for any of Debtor's liabilities, duties, or obligations under or in connection with the Collateral. The Purchasers' acceptance of this Security Agreement, or its taking any action in carrying out this Security Agreement, does not constitute the Purchasers' approval of the Collateral or the Purchasers' assumption of any obligation under or in connection with the Collateral. This Security Agreement does not affect or modify

Debtor's obligations with respect to the Collateral.

         5. Collateral. As used in this Agreement, the term "Collateral" means the following items and types of property, wherever located, whether now owned or hereafter acquired by Debtor:

                 (a) Accounts
                 (b) Inventory
                 (c) Equipment
                 (d) Pledged Shares
                 (e) Trademarks
                 (f) Patents

         The description of Collateral contained in this Section includes after acquired Collateral and proceeds of the Collateral.

         6. Fraudulent Conveyance. Notwithstanding anything contained in this Agreement to the contrary, Debtor agrees that if, but for the application of this Section, the Obligation or any Security Interest would constitute a preferential transfer under 11 U.S.C. Section 547, a fraudulent conveyance under 11 U.S.C. Section 548 (or any successor section of that Code) or a fraudulent conveyance or transfer under any state fraudulent conveyance or fraudulent transfer law or similar Law in effect from time to time (each a "Fraudulent Conveyance"), then the Obligation and each affected Security Interest will be enforceable to the maximum extent possible without causing the Obligation or any Security Interest to be a Fraudulent Conveyance, and shall be deemed to have been automatically amended to carry out the intent of this Section.

         7. Representations and Warranties. Debtor represents and warrants to the Purchasers as follows:

                 (a) Binding Obligation. This Security Agreement creates a legal, valid and binding lien in and to the Collateral in favor of the Purchasers and enforceable against Debtor. Once perfected, the Security Interest will constitute a first and prior lien on the Collateral subject only to Permitted Liens. The creation of the Security Interest does not require the consent of any third party.

                 (b) Pledged Shares. The Pledged Shares are duly authorized, validly issued, fully paid and non-assessable and are not subject to purchase or similar rights of any Person. Transfer of the Pledged Shares is subject to no restrictions, other than restrictions imposed by applicable securities and corporate laws, and Debtor is not a party to or otherwise bound by any agreement which restricts the right of any present or future holder of any of the Pledged Shares with respect to transfer of the Pledged Shares.

                 (c) Place of Business; Location of Records. Debtor's place of business and chief executive office is located at 8075 20th Street, Vero Beach, Florida 32966.

                 (d) No Lien. Debtor has not executed any prior transfer, assignment, pledge, security interest or hypothecation covering the Collateral or any interest in the Collateral other than Permitted Liens. Further, there is no assignment, pledge, security interest, hypothecation, lien or other encumbrance on any assets of any issuer of Pledged Shares, other than Permitted Liens. No Pledged Shares are in the possession of any Person asserting any claim to or security interest in the Pledged Shares. Debtor owns all presently existing Collateral.

                 (e) No Defenses. The amounts due Debtor under the Collateral are not subject to any material setoff, counterclaim, defense, allowance or adjustment (other than discounts for prompt payment shown on the invoice) or to any material dispute, objection or complaint by any Obligor.

                 (f) Existence and Ownership of Patents and Trademarks. Debtor is the sole and exclusive owner of the right, title and interest in and to the Patents and Trademarks free and clear of any Liens, registered user agreements, covenants by Debtor not to sue third Persons or licenses. To the reasonable knowledge of Debtor, Debtor has full right to use the Patents and Trademarks. To the best of Debtor's knowledge, all Patents and Trademarks owned, controlled or acquired by Debtor, or which Debtor has a right to use:
(i) are subsisting and have not been adjudged or claimed to be invalid or unenforceable (either in whole or in part) and Debtor is not aware of any basis for such a claim, (ii) are valid and enforceable, (iii) are in the name of Debtor, (iv) are properly recorded and/or filed in the U.S. Patent and Trademark Office and (v) Debtor has taken all necessary steps to properly record or file ownership in the name of Debtor in the proper foreign filing offices (the "Foreign Filing Offices") with respect to foreign Patents and Trademarks, as appropriate.

                 (g)       Third Parties Rights.  Except as set forth in
Schedule 7(g) to Debtor's knowledge, no claim has been made that the ownership or use of any of the Patents and Trademarks, or the manufacture, use or sale of any product made in accordance therewith or service rendered thereunder, does or may violate the rights of any third Person, and Debtor has no knowledge of any third party rights which may be infringed or otherwise violated by the use of any of the Patents and Trademarks.

                 (h) Registration. To the best of Debtor's knowledge, Debtor has properly completed all required filings, payments, renewals and obligations in the United States Patent and Trademark Offices or the appropriate Foreign Filing Offices, as the case may be, to maintain Patents and Trademarks as fully valid and enforceable.

         8.      Covenants.   Debtor covenants and agrees with the Purchasers
as follows:

                 (a) Approval of Rights. After a Default occurs, Debtor will take all actions the Purchasers request to obtain any Tribunal's consent to or approval of the Purchasers' rights under this Security Agreement, including, without limitation, the right to sell all or any part of the Collateral upon a Default without the Tribunal's further consent or approval. Debtor agrees that the Purchasers' remedies at law for Debtor's failure to comply with this provision would be inadequate and that the harm to the Purchasers would not be adequately compensable in damages. Debtor agrees that this provision may be specifically enforced.

                 (b) Perform Obligations. Debtor will: (i) perform all of its obligations under or in connection with the Collateral in accordance with customary business practices; (ii) promptly notify the Purchasers of any change in any fact or circumstances represented by Debtor with respect to any of the Collateral; and (iii) promptly notify the Purchasers of any claim, action or proceeding affecting the Security Interest or title to all or any of the Collateral and, at the request of the Purchasers, appear in and defend, at Debtor's expense, any such action or proceeding.

                 (c) Assurances. Debtor shall not change its name or address for notices hereunder or relocate Debtor's principal place of business or chief executive office unless prior thereto Debtor (i) gives the Purchasers ten (10) days prior written notice thereof (such notice to include, without limitation, the name of the county or parish and state into which any such relocation is to be made) and (ii) executes and delivers all such additional documents and performs all additional acts as the Purchasers, in their sole discretion, may reasonably request in order to continue or maintain the existence and priority of the Security Interest in such Collateral.

                 (d) Further Assurances. From time to time, Debtor will promptly execute and deliver to the Purchasers all other assignments, certificates, supplemental documents, financing statements and do all other acts the Purchasers reasonably request in order to create, evidence, perfect, continue or maintain the existence and priority of the Security Interest and in order to perfect the Security Interest in all future Collateral including, without limitation, the execution and filing of such financing statements as the the Purchasers may reasonably require.

                 (e) Taxes. Debtor will promptly pay when due any and all taxes, other than those which are being contested in good faith by lawful proceedings diligently conducted, against which reserves required by GAAP have been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

                 (f) Payment of Obligations. Debtor will promptly pay, renew and extend all of its material obligations as they become due, unless the obligations are being contested in good faith by appropriate proceedings.

                 (g) Maintenance of Existence, Assets, and Business. Debtor will (i) maintain its corporate existence and good standing and its authority to transact business in all states where necessary; (ii) maintain all licenses, permits and franchises necessary for its business; and (iii) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

                 (h) Debt. Without the written consent of Purchasers, Debtor may not create, incur or suffer to exist any Debt, other than Permitted Debt.

                 (i) Liens. Without the written consent of Purchasers, Debtor may not create, incur or suffer or permit to be created or incurred or to exist any Lien upon the Collateral, other than Permitted Liens.

                 (j) Transactions with Affiliates. Without the written consent of Purchasers, Debtor may not enter into any transaction with any of its Affiliates, other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a non-Affiliate.

                 (k) Loans, Advances and Investments. Without the written consent of Purchasers, Debtor may not make any loan, advance, extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person, other than dividends between the Company and its Subsidiaries.

                 (l) Dividends and Distributions. Without the written consent of Purchasers, Debtor may not declare, make or pay any Distribution, other than dividends between the Company and its Subsidiaries.

                 (m) Sale of Assets. Without the written consent of Purchasers, Debtor may not sell, assign, lease, transfer or otherwise dispose of any of its assets, other than the following types of dispositions of assets:
(i) sales of inventory in the ordinary course of business, (ii) the sale, discount or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection, (iii) occasional sales, leases or other dispositions of immaterial assets for consideration not less than fair market value, (iv) sales, leases or other dispositions of assets that are obsolete or have negligible fair market value, and (v) sales of equipment for a fair and adequate consideration (but if replacement equipment is necessary for the proper operation of the business of the seller, the seller must promptly replace the sold equipment).

                 (n) Mergers and Dissolutions. Without the written consent of Purchasers, Debtor may not merge or consolidate with any other Person or liquidate, wind up or dissolve (or suffer any liquidation or dissolution).

         9. Default; Remedies. Upon the occurrence of a Default, the Purchasers have the following cumulative rights and remedies under this Security Agreement:

                 (a) Rights. The Purchasers may exercise any and all rights available to the Purchasers under the UCC as enacted in Texas or any other applicable jurisdiction, as amended, in addition to any and all other rights afforded by this Security Agreement, at law, in equity, or otherwise, including, without limitation, applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment).

                 (b) Pledged Shares. Debtor and the Purchasers acknowledge that the Purchasers must, in exercising its rights to foreclose upon and sell any of the Pledged Shares, conduct themselves in accordance with the applicable requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and state securities laws (collectively, and together with any rules and regulations promulgated pursuant thereto, the "Securities Laws"). Accordingly, the Purchasers may have difficulty, by reason of legal restrictions and limitations imposed by the Securities Laws, in selling the Pledged Shares at a price which approximates their fair market value, were it not for such restrictions.
Debtor acknowledges and agrees that (i) the Purchasers may seek to dispose of the Pledged Shares without registration or qualification under the Securities Laws, provided that in any such transaction the Purchasers require the purchaser or purchasers of the Pledged Shares to represent and warrant their intent not to distribute the Pledged Shares in violation of the Securities Laws, and any disposition so effected shall not be deemed "commercially unreasonable," and (ii) the Purchasers may disclose any information it has obtained concerning any issuer of Pledged Shares, even if obtained in confidence, if the Purchasers consider such disclosure to potential purchasers of the Pledged Shares at a foreclosure sale to be in its sole discretion necessary to comply with the Securities Laws.

                 (c) Debtor's Agent. The Purchasers shall be deemed to be irrevocably appointed as Debtor's agent and attorney-in-fact with all right and power to enforce all of Debtor's rights and remedies under or in connection with the Collateral. All reasonable costs, expenses and liabilities incurred and all payments made by the Purchasers as Debtor's agent and attorney-in-fact, including, without limitation, reasonable attorney's fees and expenses, shall be considered a loan by the Purchasers to Debtor which shall be repayable on demand and shall accrue interest at the Default Rate and shall be part of the Obligation.

                 (d) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, the Purchasers may sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than five calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph. It shall not be necessary that the Collateral be at the location of the sale.

                 (e) Application of Proceeds. The Purchasers shall apply the proceeds of any sale or other disposition of the Collateral under this Section as follows: First, to the payment of all its expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); second, toward repayment of amounts reasonably expended by the Purchasers under this Section; and third, toward payment of the balance of the Obligation in the order and manner specified in the Note. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligation in full, Debtor shall remain liable for any deficiency.

         10.     Other Rights of the Purchasers.

                 (a) Collection. If a Default has occurred and is continuing, then the Purchasers shall have the right in its own name or in the name of Debtor to (A) demand, collect, receive, receipt for, and sue for any amounts due or to become due with respect to Collateral; (B) take control of cash and other proceeds of the Collateral; (C) endorse the name of Debtor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of the Purchasers; (D) take such action (in its own name or in the name of Debtor) as the Purchasers shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists, if any Debtor fails or refuses to make payment on the Collateral when due; and (E) do all other acts and things necessary to carry out the intent of this Security Agreement. Notwithstanding any other provision of this Security Agreement to the contrary, the Purchasers shall not be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to the Collateral, nor shall it be under any duty to anyone except Debtor to account for funds that it shall actually receive under this Security Agreement. Without limiting the generality of the foregoing, the Purchasers shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to any Collateral, or for informing Debtor with respect to any of such matters (regardless of whether the Purchasers actually have, or may be deemed to have, knowledge of such matters). The receipt of the Purchasers to any Debtor shall be a full and complete release, discharge, and acquittance to any such issuer, to the extent of any amount so paid by such issuer to the Purchasers.

                 (b) Performance. In the event Debtor fails to preserve the priority of the Security Interest in any of the Collateral, then the Purchasers may (but are not required to) prosecute or defend any suits in relation to the Collateral. Any sum which may be expended or paid by the Purchasers under this subparagraph (including, without limitation, court costs and reasonable attorneys' fees and expenses) shall bear interest from the date of expenditure or payment at the Default Rate (as defined in the Note) until paid and, together with such interest, shall be payable by Debtor to the Purchasers upon demand and shall be part of the Obligation.

                 (c) Record Ownership of Securities. If a Default exists, the Purchasers may have the Pledged Shares registered in its name, or in the name of its nominee or nominees, as pledgee, and, as to any Pledged Shares so registered, Debtor shall execute and deliver (or cause to be executed and delivered) to the Purchasers all such proxies, powers of attorney, dividend coupons or orders, and other documents as the Purchasers may reasonably request to exercise the voting rights and powers to which it is entitled under this Security Agreement or to receive the dividends and other payments with respect to such Pledged Shares which it is authorized to receive and retain under this Security Agreement.

                 (d) Voting of Securities. If no Default exists, Debtor may exercise all voting rights pertaining to the Pledged Shares. If a Default exists, the right to vote the Pledged Shares may, in the Purchasers' sole discretion, be vested exclusively in the Purchasers. Debtor hereby irrevocably constitutes and appoints the Purchasers the proxy and attorney-in-fact of Debtor, with full power of substitution, to vote and to act with respect to any and all Pledged Shares standing in the name of Debtor or with respect to which Debtor is entitled to vote and act, but such proxy may not be exercised unless a Default exists. This proxy is coupled with an interest, is irrevocable, and shall continue until the Obligation has been paid and performed in full.

                 (e) Certain Proceeds. All stock dividends or other non-cash distributions made on or with respect to the Pledged Shares, and any proceeds of any Collateral (whether such dividends, distributions or proceeds result from a subdivision, combination or reclassification of the outstanding capital stock of any issuer or as a result of any merger, consolidation, acquisition or other exchange of assets or otherwise) shall be part of the Collateral under this Security Agreement, shall be held in trust for the benefit of the Purchasers and shall be delivered promptly to the Purchasers (accompanied by proper instruments of assignment and stock powers executed by Debtor in accordance with the Purchasers' instructions) to be held subject to the terms of this Security Agreement.

                 (f) Indemnification. Debtor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, arising from Debtor's actions prior to the date of any foreclosure or deemed foreclosure of the Security Interest, including, without limitation, any taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and hold Purchasers harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of Persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, management, whether such Persons be agents or employees of Debtor or of third parties, or such damage to property of Debtor or of others. Unless expressly prohibited by applicable Law, Debtor agrees to indemnify, save, and hold Purchasers harmless from and against, and covenants to defend Purchasers against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses, including, without limitation, court costs and attorneys' fees, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof.

         11.     Miscellaneous.

                 (a) Term. Upon full and final payment of the Obligation this Security Agreement shall terminate upon receipt by the Purchasers of Debtor's written notice of such termination; provided that no Debtor shall ever be obligated to make inquiry as to the termination of this agreement, but shall be fully protected in making payment directly to the Purchasers.

                 (b) Actions Not Releases. The Security Interest and Debtor's obligation and the Purchasers' rights under this Security Agreement shall not be released, diminished, impaired or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation;
(ii) any release, surrender, exchange, subordination or loss of any security or assurance at any time existing in connection with any or all of the Obligation;
(iii) the modification of, amendment to or waiver of compliance with any terms of the Note; (iv) the insolvency, bankruptcy or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or occurring in the future; (v) any renewal, extension or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor or any adjustment, indulgence, forbearance or compromise that may be granted or given by the Purchasers to Debtor; (vi) any neglect, delay, omission, failure or refusal of the Purchasers to take or prosecute any action in connection with the Note; (vii) any failure of the Purchasers to notify Debtor of any renewal, extension or assignment of the Obligation or any part of the Obligation, or of any other action taken or refrained from being taken by the Purchasers against Debtor or any new agreement between the Purchasers and Debtor, it being understood that, the Purchasers shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of the Purchasers under this Security Agreement; (viii) the illegality, invalidity or unenforceability of all or any part of the Obligation against any third party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by law, the act of creating the Obligation, or any part of the Obligation, is ultra vires, or the officers, partners or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect to such payment is held to constitute a preference under applicable Laws or for any other reason the Purchasers are required to refund such payment or pay the amount to someone else.

                 (c) Waivers. Except to the extent expressly otherwise provided in this Security Agreement, Debtor waives (i) any right to require the Purchasers to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which the Purchasers may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, notice of acceleration, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

                 (d) Financing Statement. The Purchasers shall be entitled at any time to (i) file this Security Agreement or a carbon, photographic or other reproduction of this Security Agreement, as a financing statement, but the failure of the Purchasers to do so shall not impair the validity or enforceability of this Security Agreement and (ii) sign a financing statement covering the Collateral on behalf of Debtor.

                 (e) Amendments. This Security Agreement may only be amended by a writing jointly executed by Debtor and the Purchasers, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

                 (f) Multiple Counterparts. This Security Agreement may be executed in any number of identical counterparts with the same effect as if all signatories had signed the same document. In making proof of this Security Agreement, it shall not be necessary to produce or account for more than one set of counterpart signatures.

                 (g)      Parties Bound.   This Security Agreement shall be
binding on Debtor and
its successors and assigns and shall inure to the benefit of the Purchasers and their successors and assigns. The obligations and agreements of Debtor under this Security Agreement shall be binding upon its successors and assigns, and delivery or other accounting of Collateral to Debtor shall discharge the Purchasers of all liability therefor.

                 (h)      Assignment.      Neither Debtor nor the Purchasers
may, without the other party's prior written consent, assign any rights, duties, or obligations under this Security Agreement. In the event of an assignment of all or part of the Obligation, the Security Interest and other rights and benefits under this Security Agreement, to the extent applicable to the part of the Obligation so assigned, may be transferred with the Obligation.

                 (i) Notice. Any required notice must be given to Debtor or the Purchasers at the following addresses (or telecopier numbers):

         DEBTOR                              PURCHASERS
         ------                              ----------

Florafax International, Inc.                 St. James Capital Partners, L.P.
8075 20th Street                             c/o St. James Capital Corp.
Vero Beach, FL  32966                        5599 San Felipe, 3rd Floor
Attn:  James H. West                         Houston, Texas  77056
                                             Attn:  John L. Thompson

                                             SV Capital Partners, L.P.
                                             200 Concord Plaza, Suite 620
                                             San Antonio, Texas 78216
                                             Attn:  William H. Wagner

Notice shall be deemed to have been given (a) if by mail, on the third business day after it is enclosed in an envelope and properly addressed, stamped, sealed, certified return receipt requested, and deposited in the appropriate official postal service, or (b) if by any other means when actually delivered. Either party may change the address or telecopy number at which it receives notice by giving five (5) day's advance written notice to the other party.

                 (i) Governing Law. This agreement will be construed and its performance enforced in accordance with the laws of the state of Delaware and the laws of the United States of America.

         IN WITNESS WHEREOF, this Security Agreement is executed by the Company as of the date first set forth above.

                                FLORAFAX INTERNATIONAL, INC. and each of its Subsidiaries



                                ---------------------------------------------
                                James H. West, President

         IN WITNESS WHEREOF, this Security Agreement is executed by St. James as of the date first set forth above.


                              ST. JAMES CAPITAL PARTNERS, L.P.

                              By:  St. James Capital Corp., its general partner




                              -------------------------------------------------
                              Todd M. Binet, Executive Vice President

         IN WITNESS WHEREOF, this Security Agreement is executed by SV Capital as of the date first set forth above.


                                          SV CAPITAL PARTNERS, L.P.



                                          ------------------------------------
                                          William H. Wagner

                        REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is made effective as of February 29, 1996 by and between Florafax International, Inc., a Delaware corporation (the "Company") and St. James Capital Partners, L.P. (the "Purchaser").

         WHEREAS, Purchaser holds a 7% Convertible Promissory Note (the "Note"), payable by the Company, in the original principal amount of $2,000,000, which is convertible into a number of shares as set forth in the Note (the "Note Shares") of the Company's common stock, par value $0.01 per share ("Common Stock");

         WHEREAS, the Purchaser holds Common Stock Purchase Warrants (the "Warrants") which may be exercised to acquire a certain number of shares of the Common Stock, subject to adjustment (the "Warrant Shares"; the Note Shares and the Warrant Shares are collectively referred to as the "Shares");

         WHEREAS, the Company wishes to grant the Purchaser certain registration rights in respect of the Shares, as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

                                   ARTICLE I

                                  Definitions

         As used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         1.2     "Purchaser" shall mean St. James Capital Partners, L.P.

         1.3 "Registrable Securities" shall mean (i) the Shares; and (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company until such Shares and Common Stock are sold pursuant to a Registration Statement or an exemption from registration under the Securities Act.

         1.4 The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         1.5 "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Registration Rights Agreement, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and for the Purchaser, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         1.6 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.7 "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Purchaser.

         1.8 "Underwritten Public Offering" shall mean a public offering in which the Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to an underwriting agreement between the Company and such underwriters.

                                   ARTICLE II

                              Registration Rights

         2.1     Demand Registration.

                 2.1.1 Within 60 days of the issuance of the Note to the Purchaser, the Company shall use its best efforts to file with the Securities and Exchange Commission a shelf registration statement covering the resale of the Shares on Form S-1, S-2, or S-3 (the "Registration Statement") which shall remain effective until the earlier to occur of: (i) 3 years, or (ii) until such time as the Holder does not beneficially own any Registrable Securities. The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable and to cause the Shares to be qualified in such state jurisdictions as the Purchaser may request.

                 2.1.2 Except as set forth herein and subject to the limitations of Section 2.1.1, the Company shall take all reasonable steps necessary to keep the Registration Statement current and effective until all Shares have been distributed by the Purchaser including any necessary refiling of additional registration statements.

                 2.1.3 The Company shall be entitled to require that the parties refrain from effecting any public sales or distributions of the Registrable Securities pursuant to a Registration Statement that has been declared effective by the Commission or otherwise, if the board of directors of the Company reasonably determines that such public sales or distributions would interfere in any material respect with any transaction involving the Company that the board of directors reasonably determines to be material to the Company. The board of directors shall, as promptly as practicable, give the Purchasers written notice of any such development. In the event of a request by the board of directors of the Company that the Purchaser refrain from effecting any public sales or distributions of the Registrable Securities, the Company shall be required to lift such restrictions regarding effecting public sales or distributions of the Registrable Securities as soon as reasonably practicable after the board of directors shall reasonably determine public sales or distributions by the Purchaser of the Registrable Securities shall not interfere with such transaction, provided, that in no event shall any requirement that the Purchasers refrain from effecting public sales or distributions in the Registrable Securities extend for more than 90 days.

         2.2     Piggyback Registration.

                 2.2.1 Subject to the terms hereof, if: (i) at any time or from time to time the Company or any shareholder of the Company shall determine to register any of its securities (except for registration statements relating to employee benefit plans or exchange offers), either for its own account or the account of a security holder; and (ii) the Purchaser is the beneficial owner of any Registrable Securities; the Company will promptly give to the Purchaser written notice thereof no less the 10 days prior to the filing of any registration statement; and include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, if any, such Registrable Securities as Purchaser may request in a writing delivered to the Company within 20 days after Purchaser's receipt of Company's written notice.

                 2.2.2 The Purchaser may participate in any number of registrations until all of the Shares held by such Purchaser have been distributed pursuant to a registration.

                 2.2.3 If any registration statement is an Underwritten Public Offering, the right of the Purchaser to registration pursuant to this Section shall be conditioned upon such Purchaser's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. The Purchaser and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling stockholders (including the Purchaser) would materially adversely effect such offering, the number of Shares to be registered, together with the number of shares of Common Stock or other securities held by other stockholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Shares proposed to be sold by the Purchaser as compared to the number of shares proposed to be sold by all stockholders. If the Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than ten days before the effective date. The Registrable Securities excluded by the managing underwriter or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                 2.2.4 The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not the Purchaser has elected to include securities in such registration.

         2.3 Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of the Purchaser shall be borne by the Purchaser.

         2.4 Best Registration Rights. If, on or after the date of this Registration Rights Agreement, the Company grants to any person with respect to any security issued by the Company or any of its Subsidiaries registration rights that provide for terms that are in any manner more favorable to the holder of such registration rights than the terms granted to the Purchaser (or if the Company amends or waives any provision of any Agreement providing registration rights of others or takes any other action whatsoever to provide for terms that are more favorable to other holders than the terms provided to the Purchaser) then this Registration Rights Agreement shall immediately be deemed amended to provide the Purchaser with any (or all) of such more favorable terms as the Purchaser shall elect to include herein.

         2.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Purchaser advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                 2.5.1 Prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the distribution described in such registration statement has been completed;

                 2.5.2 Furnish to each underwriter such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter, and promptly furnish to each underwriter and the Purchaser notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of any Nasdaq or securities exchange listing.

                 2.5.3 Cause the Shares to be listed on the Nasdaq Stock Market's OTC Bulletin Board and each Securities Exchange on which the Common Stock is approved for listing.

         2.6     Indemnification.

                 2.6.1 To the extent permitted by law, the Company will indemnify the Purchaser, each of its officers and directors and partners, and each person controlling the Purchaser within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Purchaser, each of its officers and directors and partners, and each person controlling Purchaser, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Purchaser, such controlling person or such underwriter specifically for use therein or the violation of the Securities Act or any rule or regulation promulgated thereunder by any such person. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                 2.6.2 To the extent permitted by law, the Purchaser will, if securities held by the Purchaser are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Purchaser of any rule or regulation promulgated under the Securities Act applicable to Purchaser and relating to action or inaction required of Purchaser in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Purchaser specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of such Purchaser (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of such Purchaser under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by Purchaser, unless such liability arises out of or is based on willful conduct by Purchaser. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company or any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                 2.6.3 Notwithstanding the foregoing paragraphs (a) and (b) of this Section, each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

                 2.6.4 If the indemnification provided for in this Section is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all shareholders offering securities in the offering (the "Selling Security Holders") on the other from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Security Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Security Holders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Security Holders on the other. The relative fault of the Company on the one hand and the Selling Security Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Security Holders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Security Holders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions hereof. Notwithstanding the provisions of this Section, no Selling Shareholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder unless such losses, claims, damages or liabilities are based on conduct which such Selling Shareholder actually knows to be in controversion of the Securities Act. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         2.7     Certain Information.

                 2.7.1 The Purchaser agrees, with respect to any Registrable Securities included in any registration, to furnish to the Company such information regarding Purchaser, the Registrable Securities and the distribution proposed by the Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

                 2.7.2 The failure of the Purchaser to furnish the information requested pursuant to this Section shall not affect the obligation of the Company to the other Selling Security Holders who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

         2.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

                 2.8.1 Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                 2.8.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

                 2.8.3 So long as the Purchaser owns any Restricted Securities (as defined in Rule 144 promulgated under the Securities Act), to furnish to Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration.

         2.9 Transferability. The rights conferred by this Agreement shall be freely transferable to a recipient of Registrable Securities who agree in writing to assume the obligations of Purchaser hereunder, and to be bound by the provisions hereof.

         2.10 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Texas.

         2.11 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Purchaser.

         2.12 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (a) if to the
Purchaser: St. James Capital Corp., 5599 San Felipe, Suite 301, Houston, Texas 77056, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company: to Florafax International, Inc., 8075 20th Street, Vero Beach, FL 32966 or at such other address as the Company shall have furnished to the Purchaser. Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt.

         2.13 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

         2.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         2.15 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

         2.16 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

                          THE COMPANY'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Company has executed this agreement effective upon the date first set forth above.


                                          FLORAFAX INTERNATIONAL, INC.


                                          ------------------------------------
                                          James H. West, President

                         THE PURCHASER'S SIGNATURE PAGE

  IN WITNESS WHEREOF, the Purchaser has signed this Agreement as of the date first written above.


                              ST. JAMES CAPITAL PARTNERS, L.P.

                              By: St. James Capital Corp., its General Partner


                              ------------------------------------------------
                              Todd M. Binet, Executive Vice President

                        REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is made effective as of February 29, 1996 by and between Florafax International, Inc., a Delaware corporation (the "Company") and St. James Capital Partners, L.P. (the "Purchaser").

         WHEREAS, Purchaser holds a 7% Convertible Promissory Note (the "Note"), payable by the Company, in the original principal amount of $2,000,000, which is convertible into a number of shares as set forth in the Note (the "Note Shares") of the Company's common stock, par value $0.01 per share ("Common Stock");

         WHEREAS, the Purchaser holds Common Stock Purchase Warrants (the "Warrants") which may be exercised to acquire a certain number of shares of the Common Stock, subject to adjustment (the "Warrant Shares"; the Note Shares and the Warrant Shares are collectively referred to as the "Shares");

         WHEREAS, the Company wishes to grant the Purchaser certain registration rights in respect of the Shares, as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

                                   ARTICLE I

                                  Definitions

         As used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         1.2     "Purchaser" shall mean St. James Capital Partners, L.P.

         1.3 "Registrable Securities" shall mean (i) the Shares; and (ii) any Common Stock issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company until such Shares and Common Stock are sold pursuant to a Registration Statement or an exemption from registration under the Securities Act.

         1.4 The terms "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.

         1.5 "Registration Expenses" shall mean all expenses, other than Selling Expenses (as defined below), incurred by the Company in complying with this Registration Rights Agreement, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and for the Purchaser, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         1.6 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         1.7 "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Purchaser.

         1.8 "Underwritten Public Offering" shall mean a public offering in which the Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to an underwriting agreement between the Company and such underwriters.

                                   ARTICLE II

                              Registration Rights

         2.1     Demand Registration.

                 2.1.1 Within 60 days of the issuance of the Note to the Purchaser, the Company shall use its best efforts to file with the Securities and Exchange Commission a shelf registration statement covering the resale of the Shares on Form S-1, S-2, or S-3 (the "Registration Statement") which shall remain effective until the earlier to occur of: (i) 3 years, or (ii) until such time as the Holder does not beneficially own any Registrable Securities. The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable and to cause the Shares to be qualified in such state jurisdictions as the Purchaser may request.

                 2.1.2 Except as set forth herein and subject to the limitations of Section 2.1.1, the Company shall take all reasonable steps necessary to keep the Registration Statement current and effective until all Shares have been distributed by the Purchaser including any necessary refiling of additional registration statements.

                 2.1.3 The Company shall be entitled to require that the parties refrain from effecting any public sales or distributions of the Registrable Securities pursuant to a Registration Statement that has been declared effective by the Commission or otherwise, if the board of directors of the Company reasonably determines that such public sales or distributions would interfere in any material respect with any transaction involving the Company that the board of directors reasonably determines to be material to the Company. The board of directors shall, as promptly as practicable, give the Purchasers written notice of any such development. In the event of a request by the board of directors of the Company that the Purchaser refrain from effecting any public sales or distributions of the Registrable Securities, the Company shall be required to lift such restrictions regarding effecting public sales or distributions of the Registrable Securities as soon as reasonably practicable after the board of directors shall reasonably determine public sales or distributions by the Purchaser of the Registrable Securities shall not interfere with such transaction, provided, that in no event shall any requirement that the Purchasers refrain from effecting public sales or distributions in the Registrable Securities extend for more than 90 days.

         2.2     Piggyback Registration.

                 2.2.1 Subject to the terms hereof, if: (i) at any time or from time to time the Company or any shareholder of the Company shall determine to register any of its securities (except for registration statements relating to employee benefit plans or exchange offers), either for its own account or the account of a security holder; and (ii) the Purchaser is the beneficial owner of any Registrable Securities; the Company will promptly give to the Purchaser written notice thereof no less the 10 days prior to the filing of any registration statement; and include in such registration (and any related qualification under blue sky laws or other compliance), and in the underwriting involved therein, if any, such Registrable Securities as Purchaser may request in a writing delivered to the Company within 20 days after Purchaser's receipt of Company's written notice.

                 2.2.2 The Purchaser may participate in any number of registrations until all of the Shares held by such Purchaser have been distributed pursuant to a registration.

                 2.2.3 If any registration statement is an Underwritten Public Offering, the right of the Purchaser to registration pursuant to this Section shall be conditioned upon such Purchaser's participation in such reasonable underwriting arrangements as the Company shall make regarding the offering, and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein. The Purchaser and all other shareholders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section, if the managing underwriter concludes in its reasonable judgment that the number of shares to be registered for selling stockholders (including the Purchaser) would materially adversely effect such offering, the number of Shares to be registered, together with the number of shares of Common Stock or other securities held by other stockholders proposed to be registered in such offering, shall be reduced on a pro rata basis based on the number of Shares proposed to be sold by the Purchaser as compared to the number of shares proposed to be sold by all stockholders. If the Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered not less than ten days before the effective date. The Registrable Securities excluded by the managing underwriter or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                 2.2.4 The Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration whether or not the Purchaser has elected to include securities in such registration.

         2.3 Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to securities registered on behalf of the Purchaser shall be borne by the Purchaser.

         2.4 Best Registration Rights. If, on or after the date of this Registration Rights Agreement, the Company grants to any person with respect to any security issued by the Company or any of its Subsidiaries registration rights that provide for terms that are in any manner more favorable to the holder of such registration rights than the terms granted to the Purchaser (or if the Company amends or waives any provision of any Agreement providing registration rights of others or takes any other action whatsoever to provide for terms that are more favorable to other holders than the terms provided to the Purchaser) then this Registration Rights Agreement shall immediately be deemed amended to provide the Purchaser with any (or all) of such more favorable terms as the Purchaser shall elect to include herein.

         2.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Purchaser advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                 2.5.1 Prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the distribution described in such registration statement has been completed;

                 2.5.2 Furnish to each underwriter such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the shares by such underwriter, and promptly furnish to each underwriter and the Purchaser notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of any Nasdaq or securities exchange listing.

                 2.5.3 Cause the Shares to be listed on the Nasdaq Stock Market's OTC Bulletin Board and each Securities Exchange on which the Common Stock is approved for listing.

         2.6     Indemnification.

                 2.6.1 To the extent permitted by law, the Company will indemnify the Purchaser, each of its officers and directors and partners, and each person controlling the Purchaser within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse Purchaser, each of its officers and directors and partners, and each person controlling Purchaser, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Purchaser, such controlling person or such underwriter specifically for use therein or the violation of the Securities Act or any rule or regulation promulgated thereunder by any such person. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                 2.6.2 To the extent permitted by law, the Purchaser will, if securities held by the Purchaser are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each





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

person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Purchaser of any rule or regulation promulgated under the Securities Act applicable to Purchaser and relating to action or inaction required of Purchaser in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Purchaser specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of such Purchaser (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of such Purchaser under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by Purchaser, unless such liability arises out of or is based on willful conduct by Purchaser. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company or any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                 2.6.3 Notwithstanding the foregoing paragraphs (a) and (b) of this Section, each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

                 2.6.4 If the indemnification provided for in this Section is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all shareholders offering securities in the offering (the "Selling Security Holders") on the other from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Security Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Security Holders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Security Holders on the other. The relative fault of the Company on the one hand and the Selling Security Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Security Holders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Security Holders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions hereof. Notwithstanding the provisions of this Section, no Selling Shareholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder unless such losses, claims, damages or liabilities are based on conduct which such Selling Shareholder actually knows to be in controversion of the Securities Act. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         2.7     Certain Information.

                 2.7.1 The Purchaser agrees, with respect to any Registrable Securities included in any registration, to furnish to the Company such information regarding Purchaser, the Registrable Securities and the distribution proposed by the Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

                 2.7.2 The failure of the Purchaser to furnish the information requested pursuant to this Section shall not affect the obligation of the Company to the other Selling Security Holders who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

         2.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

                 2.8.1 Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                 2.8.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

                 2.8.3 So long as the Purchaser owns any Restricted Securities (as defined in Rule 144 promulgated under the Securities Act), to furnish to Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration.

         2.9 Transferability. The rights conferred by this Agreement shall be freely transferable to a recipient of Registrable Securities who agree in writing to assume the obligations of Purchaser hereunder, and to be bound by the provisions hereof.

         2.10 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Texas.

         2.11 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Purchaser.

         2.12 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (a) if to the
Purchaser: St. James Capital Corp., 5599 San Felipe, Suite 301, Houston, Texas 77056, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company: to Florafax International, Inc., 8075 20th Street, Vero Beach, FL 32966 or at such other address as the Company shall have furnished to the Purchaser. Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt.

         2.13 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

         2.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         2.15 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

         2.16 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.





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

                          THE COMPANY'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Company has executed this agreement effective upon the date first set forth above.


                                          FLORAFAX INTERNATIONAL, INC.



                                          ------------------------------------
                                          James H. West, President

                         THE PURCHASER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Purchaser has signed this Agreement as of the date first written above.


                               ST. JAMES CAPITAL PARTNERS, L.P.

                               By: St. James Capital Corp., its General Partner


                               ------------------------------------------------
                               Todd M. Binet, Executive Vice President





                                      -11-